As filed with the U.S. Securities and Exchange Commission on April 23, 2021
Registration No. 333-88748

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 22 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 104 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 26, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 26, 2021
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
VUL Protector
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global Equity
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Growth
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
Protector 2021

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This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account A. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Your Variable life insurance policy offers access to your policy value through policy loans, policy surrender and partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.”
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, policy value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your policy value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy values invested in a sub-account are not guaranteed and policy values increase and decrease according to investment performance. You assume the investment risk of policy values allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating policy values to any sub-accounts.
Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the policy value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy
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loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your policy value and increase the risk of lapse.
Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in Face Amount. Depending on the amount of premium paid and the policy value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium (Load)	Upon receipt of premium	10% of each premium paid during the first 5 Policy Years*
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or Policy lapse	The maximum Surrender Charge for any Policy per $1000 of Face Amount is $58.20**
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

* 2% thereafter (on a non-guaranteed basis in the State of New Jersey)
** A Surrender Charge is applicable for 10 Policy Years from the Policy Date or an increase in Face Amount and is based on the Face Amount of the Policy.
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.40 per $1,000 of the net amount at risk
Cost of Insurance (Contracts with Optional Term Rider*)	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.20 per $1000 of the net amount at risk
Cost of Insurance (Contracts with Return of Premium Rider*)	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk
		Charge for a Representative Policyowner (a 55 year old preferred non-smoking male)	$0.40 per $1,000 of the net amount at risk
Mortality and Expense Risks Charge	Monthly	In Policy Years 1-15 the charge is 0.10% monthly**
Administration Fees	Monthly	$15 per Policy Month in each Policy Year
Loan Interest Rate (Net)	Annually	1.25%***

* The cost of insurance (including the charge for the Return of Premium Rider) varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
** Thereafter the charge is 0.03% monthly.
*** First 10 Policy Years. 0% Policy Years 11 and after on a current basis.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.58%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
POLICY SUMMARY
General
We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no outstanding policy debt, and the death benefit is not determined by the minimum death benefit percentage. The policy’s provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.
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Death Benefits
There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.
(Policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland.”)
Optional Term Rider
The policy may be issued with an optional Term Insurance rider. The benefit of the Term Insurance rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the policy. However, unlike the death benefit under the policy, the death benefit under the Term Insurance rider is not protected by the no-lapse guarantee after the second policy year and terminates at age 100.
Return of Premium Rider
If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Death Benefit rider. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death Benefit is initially equal to the initial premium. Any subsequent premiums will increase the Return of Premium Death Benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the benefit will not be reduced to less than zero). The Return of Premium Death Benefit rider is not protected by the no-lapse guarantee after the second Policy Year.
(Owners of Policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland”.)
Premiums
You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments—Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding policy debt from proceeds payable at the insured’s death, or upon surrender of the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject. You may surrender your policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding Monthly Deductions due minus the Policy Debt.
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Lapse and Reinstatement
Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.
The policy differs in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not, in itself, cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
You may reinstate a lapsed policy at any time within the five year period following lapse, provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,
•	charges deducted from premiums paid, and
•	charges assessed on surrender or lapse.
These charges are summarized in the Fee Tables. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses to be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describe the portfolios and shows the subadvisers that provide investment subadvisory services.
Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) is not to be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been, and may continue to be, particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Investment Management Fees and Expenses
Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in detail in the accompanying portfolio prospectuses to which reference should be made.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
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We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process has been completed to our satisfaction. With our prior approval, the policy may be issued on a basis which does not take into account the insured’s sex. A policy will generally be issued only on the lives of insureds from ages 0 through 90.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which policy years, policy months and policy anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Incontestability periods are measured.
If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
•	the policy date and the effective date will be the date the Company receives the check at its service office, and
•	the issue date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the issue date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums paid will be returned to the applicant.
Minimum Initial Face Amount
We will generally issue a policy only if it has a Face Amount of at least $100,000.
Backdating a Policy
Upon request and under limited circumstances, we may backdate your policy by assigning a policy date earlier than the date the application is signed. However, in no event will your policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums
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received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
As of the Effective Date, the premiums paid plus interest credited, net of the sales charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.
Temporary Insurance Agreement
In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.
Right to Examine the Policy
You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time to exercise this right. Your policy will indicate if a longer time period applies. During the “Right to Examine the Policy Period,” premiums may be allocated to the Money Market portfolio. After this period has expired, we will allocate premiums among the Investment Accounts and/or Fixed Account in accordance with your instructions.
If you elect to cancel the policy under this provision, the policy can be mailed or delivered to the John Hancock USA agent who sold it to you, or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office, we will refund to the policy holder owner an amount equal to either:
(1)  the amount of all premiums paid, less any partial withdrawals and policy loans, or
(2)  the value of the amounts allocated to the Separate Account and the Fixed Account as of the date the returned policy is received by us plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken.
Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.
If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the premiums paid during the right to examine period will be refunded, and the policy value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
Residents of California, age 60 and older may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund to you the amount of all premiums paid. If your premiums were allocated to one or more of the Separate Account investment options (other than the Money Market portfolio), we will refund you the value of the amount allocated to the Separate Account as of the date the returned policy is received by us, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals made and policy loans taken. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Separate Account investment options, based upon your allocation instructions. If no allocation instructions are given, your premiums will be placed in the Money Market portfolio.
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Life Insurance Qualification
A policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, the policy owner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the policy is issued.
Cash Value Accumulation Test. Under the Cash Value Accumulation Test (“CVAT”), the Policy Value must be less than the Net Single Premium necessary to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVAT, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the policy may affect the maximum amount of premiums, such as:
•	a change in the policy’s Face Amount;
•	a change in the death benefit option;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund to you any excess premiums paid. In addition, these changes could reduce the future premium limitations.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the policy.
DEATH BENEFITS
(Owners of policies issued in Maryland should refer to the section of the Prospectus entitled, “Additional Information for Policies Issued in Maryland”.)
If the policy is in force at the time of the death of the life insured, we will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Service Office for more information.
If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we may pay only the Net Cash Surrender Value.
Death Benefit Options
There are two death benefit options, described below.
Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.
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Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.
Changing the Death Benefit Option
The death benefit option may be changed once each policy year after the first policy year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.
Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.
No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.
Changing the Face Amount
Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.
Increase in Face Amount
Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date the Company approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.
New Surrender Charges for an Increase
An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. Surrender charges will not apply to those premiums attributable to the new Face Amount that are in excess of the surrender charges premium limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a right to examine period with respect to any increase resulting in new surrender charges.
An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.
Increase with Prior Decreases
If, at the time of the Face Amount increase, there have been prior decreases in Face Amount, these prior decreases will be restored before the Face Amount increase is effected. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.
Changing Both the Face Amount and the Death Benefit Option
If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.
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Decrease in Face Amount
Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. A decrease in Face Amount will be subject to surrender charges. See “Charges and Deductions—Surrender Charges.”
Factors that Affect the Death Benefit
In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by year and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risk/Benefit Summary”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
PREMIUM PAYMENT
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.
The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium (which is set forth in the Table of Values in your policy).
On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions; unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period.
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured’s Attained Age 100, subject to the limitations on premium amount described below.
A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices to you setting forth the planned premium at the payment interval you have selected. However, you are under no obligation to make the indicated payment.
We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. In states where permitted, the policy does have a No-Lapse Guarantee (as well as an Optional Extended No-Lapse Guarantee) which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under “No Lapse Guarantee” are satisfied.
All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at our Service Office, unless such amount is first allocated to the Money Market portfolio for the duration of the right to examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if monthly deductions are due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.
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Maximum Premium Limitation
If the policy is issued under the Guideline Premium Test, in no event will the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.
If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us at our Service Office.
CHARGES AND DEDUCTIONS
Premium Charge
During the first 5 Policy Years, we deduct a premium charge from each premium payment, equal to 10.0% of the premium. Thereafter, the premium charge is equal to 2.0% of the premium (on a non-guaranteed basis for those policies issued in the state of New Jersey). The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and Federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.
Surrender Charges
We will deduct a surrender charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made,
•	there is a decrease in Face Amount, or
•	the policy lapses.
Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to you upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The surrender charge is determined by the following formula (the calculation is also described in words below):
Surrender Charge = (Surrender Charge Rate) × (Face Amount of the Policy Charge ÷ 1000) × (Grading Percentage) Associated with the Surrender
Definitions of the Formula Factors Above
Face Amount of the Policy Associated with the Surrender Charge: equals the Face Amount for which the surrender charge is being applied. The Face Amount may be increased or decreased as described under “Changing the Face Amount” above.
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Surrender Charge Rate: (the calculation is also described in words below
Surrender Charge Rate = (X) + (80%) × (Surrender Charge Premium)
Where “X” is equal to Rate per $1,000 of Face Value as indicated by the following Table:
Table for Rate per $1,000 of Face:
Age at Issue or Increase	Rate per $1,000 of Face Value ($)	Age at Issue or Increase	Rate per $1,000 of Face Value ($)	Age at Issue or Increase	Rate per $1,000 of Face Value ($)
0	2.00	12	3.50	24	6.50
1	2.13	13	3.63	25	7.00
2	2.25	14	3.75	26	7.20
3	2.38	15	3.88	27	7.40
4	2.50	16	4.00	28	7.60
5	2.63	17	4.13	29	7.80
6	2.75	18	4.25	30	8.00
7	2.88	19	4.38	31	8.04
8	3.00	20	4.50	32	8.08
9	3.13	21	5.00	33	8.12
10	3.25	22	5.50	34	8.16
11	3.38	23	6.00	35 and over	8.20
The Surrender Charge Premium is the lesser of:
•	the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and
•	the Surrender Charge Premium Limit specified in the policy per $1,000 of Face Amount.
Grading Percentage: The grading percentages during the Surrender Charge Period set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases. The grading percentage is based on the policy year in which the transaction causing the assessment of the charge occurs as set forth in the table below:
Policy Year	Surrender Charge Grading Percentage	Policy Year	Surrender Charge Grading Percentage
1	100%	7	40%
2	90%	8	30%
3	80%	9	20%
4	70%	10	10%
5	60%	11	0%
6	50%
Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if you surrender the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.
Formulas Described in Words
Surrender Charge: The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount of the Policy Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 10 years.
Surrender Charge Rate: The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals “X” (see Table above) and (b) equals 80% times the Surrender Charge Premium.
Illustration of Surrender Charge Calculation
Assumptions.
•	45 year old
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•	Policy issued 7 years ago
•	$7,785 in premiums have been paid annually on the policy over the 7 year period
•	Surrender Charge Premium for the policy is $14.07
•	Face Amount of the policy at issue is $500,000 and no increases have occurred
•	Policy is surrendered during the first month of the seventh policy year.
Surrender Charge. The Surrender Charge to be assessed would be $3,891 determined as follows:
•	First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.
Surrender Charge Rate = (8.2) + (80%) × (Surrender Charge Premium) $19.46 = (8.20) + (80%) × (14.07)
The surrender charge Rate is equal to $19.46
•	Second, the surrender charge rate is entered into the surrender charge formula and the surrender charge is determined as set forth below.
Surrender Charge = (Surrender Charge Rate) × (Face Amount of the Policy Charge ÷ 1000) × (Grading Percentage) Associated with the Surrender
$3,891 = (19.46) × ($500,000 ÷ 1,000) × (40%)
The surrender charge is equal to $3,891.
Depending upon the Face Amount of the policy, the age of the insured at issue, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and therefore, you may receive no surrender proceeds upon surrendering the policy.
Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the policy value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.
Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.
Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the policy value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.
Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.
Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:
•	an administration charge;
•	a charge for the cost of insurance;
•	a mortality and expense risks charge; and
•	if applicable, a charge for any supplementary benefits added to the policy.
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Unless otherwise allowed by us and specified by you, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.
Administration Charge. This charge will be equal to $15 per Policy Month per Policy Year. The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the Net Amount at risk at the beginning of each Policy Month. The cost of insurance rate and the Net Amount at Risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the Net Amount at Risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
(a)  is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)  is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance charge.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment portfolios chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and risk classification of the life insured.
Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.
Mortality and Expense Risks Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is paid to us and is designed to compensate us for the mortality and expense risks we assume under the policy. The mortality risk assumed is that the life insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge varies by Policy Year as follows:
Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge*
1-15	0.10%	1.20%
16+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.
Charges for Supplementary Benefits. If the Policy includes supplementary benefits, a charge may apply to such supplementary benefits.
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Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge is paid to us and will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.
Investment Management Fees and Expenses
The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the prospectus for the portfolios.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, we make no special charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
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Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the Fixed Account, see “The General Account—Fixed Account”.
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4.00%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account”.
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day, the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
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To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
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Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
POLICY LOANS
While this policy is in force and has an available loan value, you may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits—Interest on Policy Loans After Year 10” and “Tax Treatment of Policy Benefits—Policy Loan Interest.”
Maximum Loanable Amount. The maximum loanable amount is 90% of the policy’s Net Cash Surrender Value. (For policies issued in the state of Florida, the available loan value on any date is the Net Cash Surrender Value, less estimated interest and future monthly deductions, due to the next anniversary.)
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement”. In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this
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test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a Modified Endowment Contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. See “Tax Treatment of Policy Benefits—Interest on Policy Loans After Year 10”.
If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The policy will go into default at any time the Policy Debt exceeds the Net Cash Surrender Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment portfolio will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. [Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.]
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POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions—Surrender Charges”.
Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.
Reduction in Face Amount due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the minimum death benefit as described under “Death Benefit—Minimum Death Benefit”, the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.
If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.
When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.
LAPSE AND REINSTATEMENT
Lapse
Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under “Tax Considerations—Tax Treatment of Policy Benefits—Surrender or Lapse”. We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.
No-Lapse Guarantee
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the Policy’s Net Cash Surrender Value to fall to zero or below during such period.
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The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.
The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the Face Amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured, or (v) a temporary Additional Rating is added (due to a Face Amount increase), or terminated.
The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to you, will be equal to the lesser of:
•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or
•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.
No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.
Optional Extended No-Lapse Guarantee. In states where approved, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by you and (c) age 100 of the life insured. (The rider may be terminated at any time but cannot be reinstated once terminated). In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider. Neither the No-Lapse Guarantee nor the Extended No-Lapse Guarantee apply to the Term Rider.
Death During Grace Period. If the life insured should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.
Reinstatement
You can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:
•	The life insured’s risk classification is standard or preferred, and
•	The life insured’s Attained Age is less than 46.
You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	Evidence of the life insured’s insurability, satisfactory to us is provided to us;
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to us.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid
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on the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the Policy is reinstated.
THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by the Company other than those in Separate Account A, B, N and other separate accounts of the Company. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 40 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
A policy owner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the policy value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the policy value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the net premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
(Owners of policies issued in Maryland should refer to the section of the prospectus entitled, “Additional Information for Policies Issued in Maryland”.)
Return of Premium Death Benefit Rider
The policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after we receive due proof of death. The Return of Premium Death Benefit is calculated as follows:
The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).
Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:
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•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;
•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or
•	the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.
Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by you. The decrease will take effect at the beginning of the Policy Month on or next following the date we approve the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.
Partial Withdrawals. If you make a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions—Surrender Charges”. In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.
No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider Death Benefit for the first two policy years only.
The owner of the policy.
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. Here are some major ones:
•	Determine when and how much you invest in the various accounts in which to invest;
•	Borrow or withdraw amounts you have in the accounts;
•	Change the beneficiary who will receive the death benefit;
•	Change the amount of insurance;
•	Turn in (i.e. “surrender”) the policy for the full amount of its NET CASH surrender value; and
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Assignment of Rights. We will not be bound by an assignment until it receives a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the life insured’s lifetime by giving written notice to John Hancock USA in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate, if the policy owner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.
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Incontestability
We will not contest the validity of a policy after it has been in force during the life insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the life insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, we will credit the amount of any monthly deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured’s death is by suicide, the Death Benefit for that increase will be limited to the monthly deductions taken for the increase.
We reserve the right to obtain evidence of the manner and cause of death of the life insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or
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deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
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The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
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Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit on all amounts in a John Hancock retained asset account. Please contact our Service Office for more information.
We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
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Reports to Policy Owners
Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the policy debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the policy value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or
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to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock USA reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock USA disregards voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.
All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Optional Benefits
Optional Term Rider. The policy may be issued with an optional term insurance rider (the “Term Rider”). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. However, unlike the death benefit under the policy, the death benefit under the Term Rider is not protected by the no lapse guarantee after the second policy year and terminates at age 100.
Additional Information for Owners of Policies Issued in Maryland
Mortality and Expense Risks Charge
For owners of policies issued in Maryland, the “Mortality and Expense Risks Charge” is referred to as the “Asset Based Risk Charge”.
Death Benefit Option 3 Rider
The optional Return of Premium Death Benefit Rider will not be available to owners of policies issued in Maryland. However, in Maryland, we will offer an elective Death Benefit Option 3 Rider. Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.
If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See “Policy Surrender and Partial Withdrawals— Reduction in Face Amount due to a Partial Withdrawal.”
You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.
A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit. Upon a change from Option 3 & Option 1, the new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.
The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk. For Death Benefit Option 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:
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(a)   is the Face Amount of insurance plus the Premium Death Benefit Account as of the first day of the Policy Month, divided by 1.003273724663; and
(b)   is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance.
If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.
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APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard Risk Classification.
Attained Age: is the age at the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.
Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any Surrender Charge applicable to the withdrawal.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.
Life Insured: is the person whose life is insured under this policy.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
No-Lapse Guarantee: is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.
No-Lapse Guarantee Period: is set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at (a) the lessor of twenty years and age 75, and (b) the lessor of five years or age 95 for any issue age between 75 and 90, depending on state limitations. Certain states may have a shorter guarantee period. (The No-Lapse Guarantee Period for a particular Policy is stated in the Policy.)
No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:
•	the Face Amount of insurance changes;
•	There is a decrease in Face Amount due to a partial withdrawal;
•	a Supplementary Benefit is added, changed or terminated;
•	the risk classification of the life insured changes;
•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated; or
•	the Death Benefit Option changes.
No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.
39

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.
Policy Date: is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a)   is the total amount of loans borrowed as of such date;
(b)   is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;
(c)   is any interest charges accrued from the last Policy Anniversary to the current date; and
(d)   is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office Address: is 197 Clarendon Street, Boston, MA 02116-5010.
Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.
The Securities and Exchange Commission (the “SEC”) maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.
40

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834—1933 Act File No. 333-88748

Statement of Additional Information
dated April 26, 2021
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2020, and for each of the two years in the period ended December 31, 2020, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
2

Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2020, 2019, and 2018, was $60,549,713, $93,867,230, and $95,309,756, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning the insured person's age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
3

Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
4

AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2020, 2019 and 2018 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 31, 2021

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$49,194	$47,193
Stocks:
Preferred stocks	36	15
Common stocks	1,082	1,050
Investments in affiliates	2,879	2,824
Mortgage loans on real estate	11,573	11,647
Real estate:
Company occupied	151	161
Investment properties	4,058	4,045
Cash, cash equivalents and short-term investments	6,620	3,816
Policy loans	2,765	2,888
Derivatives	20,197	13,049
Receivable for collateral on derivatives	210	154
Receivable for securities	1	2
Other invested assets	9,388	9,487
Total cash and invested assets	108,154	96,331
Investment income due and accrued	775	701
Premiums due	49	77
Amounts recoverable from reinsurers	360	216
Funds held by or deposited with reinsured companies	2,890	3,042
Other reinsurance receivable	284	225
Amounts due from affiliates	171	246
Other assets	1,981	1,720
Assets held in separate accounts	151,488	140,747
Total admitted assets	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$68,229	$65,942
Policyholders’ and beneficiaries’ funds	2,494	2,260
Consumer notes	138	138
Dividends payable to policyholders	348	376
Policy benefits in process of payment	577	456
Other amount payable on reinsurance	502	545
Other policy obligations	40	46
Total policy and contract obligations	72,328	69,763
Payable to parent and affiliates	2,725	1,934
Transfers to (from) separate account, net	(325)	(323)
Asset valuation reserve	2,888	2,798
Reinsurance in unauthorized companies	55	190
Funds withheld from unauthorized reinsurers	167	161
Interest maintenance reserve	1,795	1,557
Net deferred tax liability	79	101
Derivatives	13,303	7,297
Payables for collateral on derivatives	2,096	828
Payables for securities	192	520
Funds held under coinsurance	8,904	8,074
Other general account obligations	1,449	1,182
Obligations related to separate accounts	151,488	140,747
Total liabilities	257,144	234,829

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2020 and 2019)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2020 and 2019)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,199	4,667
Total capital and surplus	9,008	8,476
Total liabilities and capital and surplus	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$11,667	$14,948	$5,816
Consideration for supplementary contracts with life contingencies	141	145	132
Net investment income	4,095	4,406	4,665
Amortization of interest maintenance reserve	149	151	179
Commissions and expense allowance on reinsurance ceded	593	638	468
Reserve adjustment on reinsurance ceded	(4,593)	(7,575)	(7,820)
Separate account administrative and contract fees	1,683	1,711	1,786
Other revenue	71	145	193
Total premiums and other revenues	13,806	14,569	5,419

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,880	12,851	12,322
Annuity benefits	787	1,122	1,735
Disability and long-term care benefits	943	853	801
Interest and adjustments on policy or deposit-type funds	48	32	(52)
Payments on supplementary contracts with life contingencies	210	207	203
Increase (decrease) in life and long-term care reserves	2,297	1,863	(5,078)
Total benefits paid or provided	17,165	16,928	9,931

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	975	1,052	1,078
General expenses	972	1,041	1,186
Insurance taxes, licenses and fees	149	159	167
Net transfers to (from) separate accounts	(6,427)	(7,050)	(7,616)
Investment income ceded	2,664	1,577	1,052
Other (income) deductions	(264)	20	(459)
Total insurance expenses and other deductions	(1,931)	(3,201)	(4,592)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(1,428)	842	80
Dividends to policyholders	92	110	111
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,520)	732	(31)
Federal income tax expense (benefit)	(64)	(286)	(725)
Income (loss) from operations before net realized capital gains (losses)	(1,456)	1,018	694

Net realized capital gains (losses)	2,066	198	340
Net income (loss)	$610	$1,216	$1,034

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$5	$3,219	$585	$4,300	$8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	$5	$3,219	$585	$5,199	$9,008

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$14,021	$15,079	$13,901
Net investment income received	4,139	4,394	4,828
Separate account fees	1,683	1,711	1,786
Commissions and expenses allowance on reinsurance ceded	593	638	468
Miscellaneous income	304	207	668
Benefits and losses paid	(19,600)	(23,052)	(22,601)
Net transfers from (to) separate accounts	6,462	7,038	7,670
Commissions and expenses (paid) recovered	(4,808)	(3,467)	(3,763)
Dividends paid to policyholders	(120)	(127)	(126)
Federal and foreign income and capital gain taxes (paid) recovered	(479)	677	(617)
Net cash provided by (used in) operating activities	2,195	3,098	2,214

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,253	15,032	22,532
Stocks	203	142	566
Mortgage loans on real estate	919	1,698	880
Real estate	315	106	2,507
Other invested assets	1,054	1,558	2,066
Derivatives	1,969	-	-
Net gains (losses) on cash, cash equivalents and short term investments	18	1	(4)
Total investment proceeds	22,731	18,537	28,547

Cost of investments acquired:
Bonds	21,825	17,230	25,992
Stocks	118	105	114
Mortgage loans on real estate	830	1,261	1,975
Real estate	216	359	213
Other invested assets	1,307	1,354	2,530
Derivatives	-	139	12
Total cost of investments acquired	24,296	20,448	30,836
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	885	(395)	(547)
Net (increase) decrease in policy loans	123	(100)	(62)
Net cash provided by (used in) investment activities	(557)	(2,406)	(2,898)

Financing and miscellaneous activities
Borrowed funds	497	(10)	(42)
Net deposits (withdrawals) on deposit-type contracts	233	(135)	(288)
Dividend paid to Parent	(975)	(845)	(600)
Other cash provided (applied)	1,411	1,126	471
Net cash provided by (used in) financing and miscellaneous activities	1,166	136	(459)

Net increase (decrease) in cash, cash equivalents and short-term investments	2,804	828	(1,143)
Cash, cash equivalents and short-term investments at beginning of year	3,816	2,988	4,131
Cash, cash equivalents and short-term investments at end of year	$6,620	$3,816	$2,988

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,166	$(109)	$7,873
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(2,166)	109	(7,873)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 1,055 million and $ 1,032 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”) which has replaced Actuarial Guideline 43 (“AG-43”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2020 and 2019, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795

Total bonds	$47,193	$5,528	$(110)	$52,611

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$893	$910
Due after one year through five years	6,205	6,601
Due after five years through ten years	8,319	9,336
Due after ten years	27,732	34,185
Mortgage-backed and asset-backed securities	6,045	7,033

Total	$49,194	$58,065

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$305	$211
Bonds and cash pledged in support of exchange-traded futures	601	344
Bonds and cash pledged in support of cleared interest rate swaps	1,058	880

Total fair value	$1,964	$1,435

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	93
Pledged collateral under reinsurance agreements	2,899	2,755

Total carrying value	$3,005	$2,862

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $2,968 million and $2,412 million, with an aggregate fair value of $3,116 million and $2,508 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

Year Ended December 31, 2019

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)

Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

At December 31, 2020 and 2019, there were 146 and 172 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $56 million and $29 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $112 million, $27 million, and $72 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 52, 13, and 21 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The total recorded investment in restructured corporate bonds at December 31, 2020, 2019 and 2018 was $0 million, $0 million, and $0 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2020, 2019 and 2018, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018

(in millions)
Proceeds	$16,955	$12,389	$28,102
Realized gross gains	625	356	729
Realized gross losses	(67)	(50)	(407)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879
Total stocks	$2,316	$1,696	$(15)	$3,997

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 73 and 120 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $4 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $18 million, $7 million, and $11 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 144, 132, and 95 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

  December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

  December 31, 2019:

Property Type	Carrying Value
(in millions)
Apartments	$2,863
Industrial	752
Office buildings	3,073
Retail	3,263
Agricultural	-
Agribusiness	223
Mixed use	7
Other	1,470
Allowance	(4)

Total mortgage loans on real estate	$11,647

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,453
East South Central	276
Middle Atlantic	1,700
Mountain	538
New England	633
Pacific	3,710
South Atlantic	2,275
West North Central	325
West South Central	737
Canada / Other	4
Allowance	(4)

Total mortgage loans on real estate	$11,647

The aggregate mortgages outstanding to any one borrower do not exceed $461 million.

During 2020, the respective maximum and minimum lending rates for commercial mortgage loans issued were 4.52% and 2.21%. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 and 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2020, 2019 and 2018, respectively. The average recorded investment in impaired loans was $10 million, $39 million, and $56 million at December 31, 2020, 2019 and 2018, respectively. The Company recognized $1 million, $3 million, and $4 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2020	2019

(in millions)
AAA	$305	$335
AA	2,975	2,845
A	5,137	5,169
BBB	2,536	3,145
BB	609	147
B and lower and unrated	11	6

Total	$11,573	$11,647

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2020	2019

(in millions)
Properties occupied by the company	$195	$239
Properties held for the production of income	5,088	4,996
Properties held for sale	-	-
Less accumulated depreciation	(1,074)	(1,029)

Total	$4,209	$4,206

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest an additional $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). As of December 31, 2020, the Company funded $60 million of the commitment.

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $21 million, $97 million, and $39 million of impairments on partnerships and LLCs during the years ended December 31, 2020, 2019 and 2018, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2020 or 2019.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2020 and 2019, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2020 and 2019.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2020 or 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018

(in millions)
Income:
Bonds	$2,135	$2,117	$2,279
Preferred stocks	-	-	-
Common stocks	17	125	126
Mortgage loans on real estate	566	569	594
Real estate	461	432	638
Policy loans	177	188	175
Cash, cash equivalents and short-term investments	20	45	38
Other invested assets	783	920	1,069
Derivatives	493	519	427
Other income	7	-	(21)

Total investment income	4,659	4,915	5,325

Expenses
Investment expenses	(372)	(331)	(424)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(51)	(76)
Investment interest expense	(44)	(42)	(48)
Depreciation on real estate and other invested assets	(93)	(85)	(112)

Total investment expenses	(564)	(509)	(660)

Net investment income	$4,095	$4,406	$4,665

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2020	2019	2018

(in millions)
Realized capital gains (losses)	$3,010	$735	$730
Less amount transferred to the IMR (net of related tax benefit (expense) of $(174) in 2020, $(89) in 2019, and $2 in 2018)	653	336	(6)

Realized capital gains (losses) before tax	2,357	399	736
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	291	201	396

Net realized capital gains (losses)	$2,066	$198	$340

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.
Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,359	$-	$-	$287	$195
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	5,217	-	-	766	367
	Foreign currency swaps	321	27	-	38	1
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,310	-	-	457	49
	Equity total return swaps	41	-	-	3	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,248	$27	$-	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	-	479	-
	Interest rate futures	10,281	-	-	-	-
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	-	-	-	-
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$762	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$762	$-

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122

Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recorded unrealized gains (losses) of $376 million, $278 million, and $231 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 26 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2020	2019	2018

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$19	$(171)	$(193)
Interest rate treasury locks	836	916	(417)
Interest rate options	204	89	(35)
Interest rate futures	92	(379)	212
Foreign currency swaps	7	18	-
Foreign currency forwards	16	(2)	6
Foreign currency futures	(3)	5	(11)
Equity total return swaps	(4)	(15)	9
Equity index options	122	177	(133)
Equity index futures	(48)	(169)	121
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$1,241	$469	$(441)

Net realized capital gain (loss):
Interest rate swaps	$19	$11	$(225)
Interest rate treasury locks	1,240	428	43
Interest rate options	(3)	(17)	(5)
Interest rate futures	723	873	(411)
Foreign currency swaps	4	6	4
Foreign currency forwards	(17)	21	(16)
Foreign currency futures	(40)	18	61
Equity total return swaps	6	(17)	(2)
Equity index options	76	(1)	49
Equity index futures	(238)	(944)	157
Credit default swaps	-	1	-

Total net realized capital gain (loss)	$1,770	$379	$(345)

Total gain (loss) from derivatives in other hedging relationships	$3,011	$848	$(786)

The table above does not include unrealized gains (losses) of ($2) million, $17 million, ($28) million and realized gains (losses) of $0 million, $6 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $144 million, $36 million, and ($229) million (including $31 million,$23 million, and ($226) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no CDS protection sold at December 31, 2020 and 2019.

The Company held no purchased credit protection at December 31, 2020 and 2019. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company accepted collateral consisting of cash of $2,096 million and $828 million, and various securities with a fair value of $7,166 million and $6,105 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2021	$143
2022	-
2023	-
2024	-
Thereafter	-

Total Future Settled Premiums	$143

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$98	$64	$162
Current Year	$143	$92	$235

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2020 and 2019, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $367 million and $310 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2020 and 2019, the equity total return swap agreements with MLI had a fair value of $10 million and $17 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2020 and 2019, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $2 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-

Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148

Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367

Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,491 million and $2,429 million at December 31, 2020 and 2019, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$18,998	$20,649	$20,067
Assumed	522	519	603
Ceded	(7,853)	(6,220)	(14,854)
Net	$11,667	$14,948	$5,816

Benefits to policyholders ceded	$(14,395)	$(15,433)	$(15,881)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,725 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(208)	$(233)	$(219)
Premiums assumed	83	93	88
Benefits ceded	(629)	(601)	(594)
Benefits assumed	252	240	238

Other reinsurance receivable (payable)	(1)	-	-
Funds held by or deposited with reinsured companies	2,885	3,038	3,183

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$(1)	$(2,792)
Benefits ceded, net	(536)	(623)	(541)

Other reinsurance receivable	69	81	96
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$-	$(5,317)
Benefits ceded, net	(455)	(474)	(134)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	50	45	20
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

Year ended
December 31,
2020
(in millions)
Premiums ceded, net	$(2,438)
Benefits ceded, net	(8)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	2
Other amounts payable on reinsurance	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. The Company is expected to receive approximately $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(138)	$(159)	$(167)
Benefits ceded, net	(439)	(396)	(408)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	59	42	39
Other amounts payable on reinsurance	6	3	5
Treaty settlement received (paid)	171	207	208

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(482)	$(510)	$(501)
Premiums ceded, impact of treaty recaptured	-	-	-
Benefits ceded	(638)	(615)	(573)

Other reinsurance receivable	8	-	13
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	8,628	7,771	7,131
Treaty settlement received (paid)	27	5	20

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,589 million and $9,306 million at December 31, 2020 and 2019, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $8,628 million and $7,766 million at December 31, 2020 and 2019, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(2,797)	$(3,243)	$(3,763)
Benefits ceded	(8,739)	(10,026)	(10,700)

Other reinsurance receivable	59	7	185
Other amounts payable on reinsurance	287	367	660
Funds withheld from unauthorized reinsurers	167	16	7
Funds held under coinsurance	-	81	143
Treaty settlement received (paid)	867	(448)	178

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $780 million and $2,063 million as a coinsurance reserve and JHUSA holds $2,199 million and $249 million as a modified coinsurance reserve at December 31, 2020 and 2019, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $167 million and $16 million at December 31, 2020 and 2019, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$30	$(102)	$(133)
Benefits ceded	(579)	(623)	(595)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	7	7
Funds withheld from unauthorized reinsurers	-	145	329
Treaty settlement received (paid)	(23)	(30)	(30)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(26)	(24)	(22)
Benefits assumed	23	19	19

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	6	4	5
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(20)	(22)	(23)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(161)	$(150)	$(135)
Premiums assumed	-	-	-
Benefits ceded	(44)	(22)	(17)
Benefits assumed	-	-	-

Other reinsurance receivable	-	7	-
Other amounts payable on reinsurance	9	-	22
Funds held under coinsurance	276	222	102
Treaty settlement received (paid)	(63)	(6)	(68)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2020.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$26	$18	$44
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	26	18	44
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	26	18	44
(f) Deferred tax liabilities	(1)	23	22
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$27	$(5)	$22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2020 and 2019, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$18	$18

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(158)	-	(158)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(158)	-	(158)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	80	-	80

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	184	-	184

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$26	$18	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	845%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$ 8,997	$ 8,461

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$26	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$26	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(64)	$(286)	$ 222
(b) Foreign	-	-	-

(c) Subtotal	(64)	(286)	222
(d) Federal income tax on net capital gains	291	201	90
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$227	$(85)	$ 312

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	682	665	17
(4) Investments	103	80	23
(5) Deferred acquisition costs	473	462	11
(6) Policyholder dividends accrual	46	49	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	32	-
(9) Pension accrual	21	18	3
(10) Receivables - nonadmitted	62	59	3
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	121	121	-
(13) Other (including items <5% of total ordinary tax assets)	20	48	(28)

(99) Subtotal	$1,560	$1,534	$26

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,439	$1,413	$26

(e) Capital:
(1) Investments	$87	$69	$18
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$87	$69	$18

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$87	$69	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$1,526	$1,482	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,176	$1,100	$76
(2) Fixed assets	27	18	9
(3) Deferred and uncollected premium	6	12	(6)
(4) Policyholder reserves	208	256	(48)
(5) Other (including items <5% of total ordinary tax liabilities)	71	103	(32)

(99) Subtotal	$1,488	$1,489	$(1)
(b) Capital:
(1) Investments	$117	$94	$23
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$117	$94	$23

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,605	$1,583	$22

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(79)	$(101)	$22

The change in net deferred income taxes is comprised of the following:

	December 31,

	2020	2019	Change

(in millions)

Total deferred tax assets	$1,526	$1,482	$44
Total deferred tax liabilities	1,605	1,583	22

Net deferred tax assets (liabilities)	$(79)	$(101)	$22

Tax effect of unrealized gains and losses			(159)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			34

Change in net deferred income taxes			$149

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2020	2019	2018

(in millions)

Ordinary provisions computed at statutory rate	$67	$221	$(7)
Net realized capital gains (losses) before IMR at statutory rate	246	87	153
Change in nonadmitted assets	-	-	-
Reinsurance	47	(49)	77
Valuation allowance	-	-	-
Tax-exempt income	(18)	(22)	1
Nondeductible expenses	3	2	2
Foreign tax expense gross up	5	6	5
Amortization of IMR	(87)	(32)	(138)
Tax recorded in surplus	(11)	(11)	14
Dividend received deduction	(95)	(134)	(159)
Investment in subsidiaries	(15)	(16)	(18)
Prior year adjustment	(12)	(19)	(69)
Tax credits	(21)	(27)	(23)
Change in tax reserve	1	(13)	33
Pension	-	-	-
Tax rate change	(32)	-	(185)
Other	-	-	2

Total	$78	$(7)	$(312)

Federal and foreign income taxes incurred	$(64)	$(286)	$(725)
Capital gains tax	291	201	396
Change in net deferred income taxes	(149)	78	17

Total statutory income tax expense (benefit)	$78	$(7)	$(312)

As of December 31, 2020, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $268 million, $0 million and $0 million for the years 2020, 2019 and 2018 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
JH Signature Insurance Agency, Inc. (formerly
John Hancock Assignment Company	Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $37 million and $52 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019

(in millions)
Balance at beginning of year	$71	$108
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(38)

Balance at end of year	$72	$71

Included in the balances as of December 31, 2020 and 2019, are $72 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and ($3) million of interest expense / (benefit) for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had approximately $4 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $243 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2020, 2019 and 2018, the Company paid ordinary dividends of $975 million, $845 million and $600 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2020.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2020, 2019 and 2018. Total interest paid through December 31, 2020 was $879 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

was extended to December 14, 2021. Interest expense was $3 million, $5 million, and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. Total interest paid through December 31, 2020 was $32 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $178 million, $216 million, and $296 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $688 million, $744 million, and $748 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $21 million, $22 million, and $28 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $72 million, $77 million, and $83 million from JHD, $0 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $217 million, $251 million, and $404 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $0 million, and $1 million from CLA CRE Opportunity Fund I LP and $0 million, $0 million and $27 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $596 million and $586 million at December 31, 2020 and 2019, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2020	2019

(In millions)
The Manufacturers Investment Corporation	$1,262	$320
John Hancock Financial Corporation	53	89
Manulife Reinsurance Limited	23	27
Manulife Reinsurance (Bermuda) Ltd.	185	229
Manulife (Michigan) Reassurance Company	2	7
John Hancock Life & Health Insurance Company	187	228
John Hancock Reassurance Company, Ltd.	172	65
John Hancock Life Insurance Company New York	377	520
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	23	18
John Hancock Insurance Agency, Inc.	6	6
Essex Corporation	1	1
John Hancock Signature Services Inc.	8	7
John Hancock Realty Advisors	2	3
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	82	41
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	33	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	7	8
John Hancock Retirement Plan Services LLC	23	49
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	23	19
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	43	45
Hancock Natural Resource Group, Inc.	19	35
Hancock Forest Management, Inc.	4	6
John Hancock Personal Financial Services, LLC	7	2
John Hancock Funding Company LLC	10	(4)

Total	$2,577	$1,788

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $383 million, purchase other invested assets of $2,381 million, purchase real estate of $112 million, and issue agricultural and commercial mortgages of $71 million at December 31, 2020. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2021.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2021	$9
2022	8
2023	5
2024	3
2025	3
Thereafter	12

Total	$40

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2019

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%

Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%

Total (gross)	19,262	507	125,004	144,773	100%

Reinsurance ceded	10,116	-	-	10,116

Total (net)	$9,146	$507	$125,004	$134,657

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,018	5,911	6,692
c. Universal Life with Secondary Guarantees	14,070	12,258	24,355
d. Indexed Universal Life	878	627	869
e. Indexed Universal Life with Secondary Guarantees	829	706	735
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,608	17,608	18,733
h. Variable Life	-	-	23
i. Variable Universal Life	2,963	2,944	3,054
j. Miscellaneous Reserves	-	-	4,947
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,062
b. Accidental Death Benefits	-	-	9
c. Disability - Active Lives	-	-	43
d. Disability - Disabled Lives	-	-	148
e. Miscellaneous Reserves	-	-	320

(3) Total (gross: direct + assumed)	$42,366	$40,054	$62,990
(4) Reinsurance Ceded	9,223	9,150	19,466

(5) Total (net) (3) - (4)	$33,143	$30,904	$43,524

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,957	$1,927	$1,957
i. Variable Universal Life	12,947	12,647	12,697
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,904	$14,574	$14,654
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,904	$14,574	$14,654

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2020	2019	2020	2019

Group Annuity Contracts (401K)	$102,008	$91,376	$-	$-
Variable and Fixed Annuities	28,882	30,453	20	20
Life Insurance	16,710	15,022	-	-
Fixed Products - Institutional and stable value fund	2,067	2,009	-	-
Fixed Products - Retail	29	28	285	324
Investments - Funds	1,487	1,515	-	-

Total	$151,183	$140,403	$305	$344

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$29,088	$30,730
Amount of reserve held	2,873	1,000
Net amount at risk - gross	4,757	4,670
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

●	VM-21 is used in 2020 to determine the aggregate reserve for variable annuity products. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculations.

●

For 2020, the prescribed Economic Scenario Generator (“ESG”) is used for VM-21, so there are no calibration criteria requirements. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

●

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting each year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$26,756	$26,688
Balanced	8,257	8,787
Bonds	5,588	5,634
Money Market	483	360

Total	$41,084	$41,469

Information regarding the separate accounts of the Company is as follows:

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$13,370	$13,370	$-	$14,538	$14,538

Reserves for accounts with assets at:
Fair value	440	150,318	150,758	507	139,658	140,165
Amortized cost	-	-	-	-	-	-

Total	$440	$150,318	$150,758	$507	$139,658	$140,165

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$241	$ 1,590	$1,831	$ 302	$ 1,567	$1,869
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,118	1,118	-	1,240	1,240
At fair value	-	145,636	145,636	-	134,458	134,458
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,735	1,735	-	2,204	2,204

Subtotal	241	150,079	150,320	302	139,469	139,771
Not subject to discretionary withdrawal	199	239	438	205	189	394

Total	$440	$ 150,318	$150,758	$ 507	$ 139,658	$140,165

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$18,902	$16,277	$15,071
Transfers from separate accounts	25,329	23,327	22,687

Net transfers to (from) separate accounts	$(6,427)	$(7,050)	$(7,616)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $32 million, $30 million, and $26 million in 2020, 2019 and 2018, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2020, 2019 and 2018, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $333 million and $313 million at December 31, 2020 and 2019, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2020, 2019 and 2018, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2020 and 2019 was $147 million and $127 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2020 and 2019 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2020, 2019 and 2018, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2020, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2020, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which was extended to 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2020. At December 31, 2020, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2020, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2020, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $4 million for the years ended December 31, 2020 and 2019.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 30 basis points per annum and is payable quarterly. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 140 basis points per annum. The loan will be repaid and the facility terminated on or before June 30, 2021. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective April 30, 2020, the Company entered into a short-term loan facility with MLI. Under the terms of the agreement, the Company may loan up to $750 million to MLI at prevailing interest rates in accordance with the loan agreement. Effective June 30, 2020, the loan facility was terminated. The Company had no borrowings under the agreement.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2020 and 2019 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; 2025-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $8 million, $4 million, and $10 million in 2020, 2019 and 2018, respectively. Interest paid amounted to $8 million, $6 million, and $8 million in 2020, 2019 and 2018, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

FHLBI membership stock of $21 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2020 and 2019, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2020

	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

December 31, 2019

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2020

(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

	December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$572	$526	$300
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$572	$526	$300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2020 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2020	2019

(in millions)

Assets:
Bonds	$1,837	$2,145
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	391	429
Real estate	640	668
Cash, cash equivalents and short-term investments	12	5
Policy loans	1,654	1,780
Other invested assets	655	437

Total cash and invested assets	5,189	5,464
Investment income due and accrued	99	113
Premiums due	4	4
Net deferred tax asset	36	35
Other closed block assets	27	7

Total closed block assets	$5,355	$5,623

Obligations:
Policy reserves	5,040	5,346
Policyholders’ and beneficiaries’ funds	54	56
Dividends payable to policyholders	274	295
Policy benefits in process of payment	173	65
Other policy obligations	-	2
Other closed block obligations	194	192

Total closed block obligations	$5,735	$5,956

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D   F I N A N C I A L   S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2020

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John Hancock Life Insurance Company (U.S.A.)

Separate Account A

Audited Financial Statements

December 31, 2020

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

March 31, 2021

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Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account A

500 Index Fund Series NAV	Lifestyle Balanced Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Conservative Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Growth Portfolio Series I
American Asset Allocation Trust Series I	Lifestyle Growth Portfolio Series NAV
American Global Growth Trust Series I	Lifestyle Moderate Portfolio Series NAV
American Growth Trust Series I	M Capital Appreciation
American Growth-Income Trust Series I	M International Equity
American International Trust Series I	M Large Cap Growth
Blue Chip Growth Trust Series I	M Large Cap Value
Blue Chip Growth Trust Series NAV	Managed Volatility Aggressive Portfolio Series I
Capital Appreciation Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Capital Appreciation Trust Series NAV	Managed Volatility Balanced Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Core Bond Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Core Bond Trust Series NAV	Managed Volatility Growth Portfolio Series I
Disciplined Value International Trust Series I	Managed Volatility Growth Portfolio Series NAV
Disciplined Value International Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Emerging Markets Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series I
Equity Income Trust Series I	Mid Cap Index Trust Series NAV
Equity Income Trust Series NAV	Mid Cap Stock Trust Series I
Financial Industries Trust Series I	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series NAV	Mid Value Trust Series I
Fundamental All Cap Core Trust Series I	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Money Market Trust Series I
Fundamental Large Cap Value Trust Series I	Money-Market Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Opportunistic Fixed Income Trust Series I
Global Trust Series I	Opportunistic Fixed Income Trust Series NAV
Global Trust Series NAV	PIMCO All Asset
Health Sciences Trust Series I	Real Estate Securities Trust Series I
Health Sciences Trust Series NAV	Real Estate Securities Trust Series NAV
High Yield Trust Series I	Science & Technology Trust Series I
High Yield Trust Series NAV	Science & Technology Trust Series NAV
International Equity Index Series I	Select Bond Trust Series I
International Equity Index Series NAV	Select Bond Trust Series NAV
International Small Company Trust Series I	Short Term Government Income Trust Series I
International Small Company Trust Series NAV	Short Term Government Income Trust Series NAV
Investment Quality Bond Trust Series I	Small Cap Index Trust Series I
Investment Quality Bond Trust Series NAV	Small Cap Index Trust Series NAV
Lifestyle Aggressive Portfolio Series NAV	Small Cap Opportunities Trust Series I

4 of 69

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A.) Separate Account A

Small Cap Opportunities Trust Series NAV	Strategic Income Opportunities Trust Series I
Small Cap Stock Trust Series I	Strategic Income Opportunities Trust Series NAV
Small Cap Stock Trust Series NAV	Total Bond Market Series Trust NAV
Small Cap Value Trust Series I	Total Stock Market Index Trust Series I
Small Cap Value Trust Series NAV	Total Stock Market Index Trust Series NAV
Small Company Value Trust Series I	Ultra Short Term Bond Trust Series I
Small Company Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets
Investments at fair value	$528,653,190	$8,319,677	$34,836,291	$181,554,492	$28,350,410	$143,898,921

Units outstanding	6,766,562	294,828	377,938	7,271,273	869,401	2,158,216
Unit value	$78.13	$28.22	$92.17	$24.97	$32.61	$66.67

Shares	12,274,279	804,611	3,369,080	14,808,686	1,435,464	6,173,270
Cost	$370,910,418	$7,780,773	$32,660,552	$193,462,387	$23,216,078	$114,758,920

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets
Investments at fair value	$138,358,163	$84,564,162	$53,437,812	$162,497,102	$46,775,691	$66,872,360

Units outstanding	3,201,858	2,777,292	392,370	488,491	609,729	885,011
Unit value	$43.21	$30.45	$136.19	$332.65	$76.72	$75.56

Shares	8,718,221	3,949,751	1,328,968	4,035,190	6,154,696	8,730,073
Cost	$146,067,346	$74,837,168	$43,425,975	$136,484,100	$39,875,101	$53,749,385

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV
Total Assets
Investments at fair value	$5,060,791	$131,932,803	$16,021,248	$79,827,975	$17,880,829	$42,219,661

Units outstanding	150,716	3,909,527	634,724	3,926,083	625,087	2,281,402
Unit value	$33.58	$33.75	$25.24	$20.33	$28.61	$18.51

Shares	377,953	9,882,521	1,125,878	5,633,590	1,370,178	3,262,725
Cost	$4,676,810	$118,161,782	$15,177,489	$74,957,737	$17,131,126	$40,652,236

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV
Total Assets
Investments at fair value	$4,953,603	$65,836,941	$38,419,773	$112,647,838	$2,017,889	$11,311,519

Units outstanding	279,197	4,606,146	561,594	1,643,417	55,322	256,711
Unit value	$17.74	$14.29	$68.41	$68.54	$36.48	$44.06

Shares	512,265	6,815,418	2,786,060	8,222,470	157,771	887,178
Cost	$5,047,029	$63,357,434	$42,075,783	$119,980,852	$2,107,412	$11,618,415

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets
Investments at fair value	$1,679,375	$31,321,311	$35,537,521	$68,680,654	$9,734,478	$32,155,117

Units outstanding	21,282	666,204	776,135	2,123,884	236,785	1,441,874
Unit value	$78.91	$47.01	$45.79	$32.34	$41.11	$22.30

Shares	55,701	1,032,004	1,415,837	2,735,191	465,987	1,540,734
Cost	$1,284,249	$23,047,392	$26,164,316	$53,500,422	$9,152,882	$30,032,599

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets
Investments at fair value	$13,947,973	$71,507,304	$7,857,130	$37,075,865	$16,167,574	$116,909,671

Units outstanding	95,410	625,677	180,407	1,284,997	967,099	1,777,145
Unit value	$146.19	$114.29	$43.55	$28.85	$16.72	$65.79

Shares	448,921	2,257,175	1,490,916	7,157,503	826,986	5,980,034
Cost	$11,621,556	$59,292,467	$7,741,917	$36,389,783	$14,187,046	$101,291,103

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series I	International Small Company Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive Portfolio Series NAV	Lifestyle Balanced Portfolio Series NAV
Total Assets
Investments at fair value	$6,206,403	$33,124,888	$10,547,765	$29,697,510	$15,981,655	$114,084,730

Units outstanding	285,253	1,513,323	242,688	1,442,243	851,131	7,017,434
Unit value	$21.76	$21.89	$43.46	$20.59	$18.78	$16.26

Shares	421,344	2,247,279	866,702	2,448,270	988,964	6,964,880
Cost	$5,768,056	$29,458,735	$9,917,308	$27,992,269	$14,776,995	$102,394,966

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation	M International Equity
Total Assets
Investments at fair value	$6,915,357	$1,265,357	$427,169,862	$32,494,829	$24,015,109	$11,819,046

Units outstanding	477,296	82,488	24,463,210	2,074,696	161,042	288,520
Unit value	$14.49	$15.34	$17.46	$15.66	$149.12	$40.96

Shares	479,567	71,127	24,025,254	2,064,475	834,727	886,650
Cost	$6,734,568	$1,162,482	$387,036,115	$29,646,251	$21,057,460	$10,514,006

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	M Large Cap Growth	M Large Cap Value	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV
Total Assets
Investments at fair value	$23,304,896	$15,419,374	$13,335,567	$189,669,220	$55,590,747	$478,624,174

Units outstanding	190,412	498,853	344,760	8,164,953	1,177,961	20,346,206
Unit value	$122.39	$30.91	$38.68	$23.23	$47.19	$23.52

Shares	696,084	1,282,810	1,345,668	19,139,175	4,767,646	40,943,127
Cost	$18,369,596	$15,955,345	$13,935,137	$193,074,349	$59,316,218	$513,002,332

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series NAV	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV
Total Assets
Investments at fair value	$2,520,825	$36,517,862	$64,692,141	$637,830,613	$13,328,044	$106,413,603

Units outstanding	55,544	1,715,593	1,493,978	27,393,085	274,627	4,545,688
Unit value	$45.38	$21.29	$43.30	$23.28	$48.53	$23.41

Shares	216,938	3,134,580	5,377,568	52,931,756	1,165,039	9,293,764
Cost	$2,484,815	$36,311,120	$68,169,915	$690,737,913	$14,529,467	$113,209,278

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV
Total Assets
Investments at fair value	$27,371,314	$89,596,804	$34,440,630	$75,352,165	$11,787,257	$34,981,815

Units outstanding	381,298	1,897,688	348,666	349,465	290,993	560,299
Unit value	$71.78	$47.21	$98.78	$215.62	$40.51	$62.43

Shares	1,282,629	4,198,538	1,314,026	2,820,066	1,157,884	3,460,120
Cost	$27,280,009	$85,659,741	$23,387,647	$54,919,246	$12,251,509	$35,000,531

See accompanying notes.

16 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Money Market Trust Series I	Money-Market Trust Series NAV	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$28,434,755	$137,081,176	$4,828,987	$34,818,763	$32,486,949	$21,742,279

Units outstanding	1,104,050	13,092,507	122,462	877,425	1,539,270	95,225
Unit value	$25.75	$10.47	$39.43	$39.68	$21.11	$228.33

Shares	28,434,755	137,081,176	358,766	2,596,477	2,877,498	1,146,140
Cost	$28,434,755	$137,081,176	$4,538,608	$32,681,361	$30,568,767	$19,377,490

See accompanying notes.

17 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV	Select Bond Trust Series I	Select Bond Trust Series NAV	Short Term Government Income Trust Series I
Total Assets
Investments at fair value	$57,956,165	$38,807,295	$73,604,551	$3,322,140	$28,951,175	$5,960,294

Units outstanding	302,488	324,700	774,755	234,988	2,039,066	510,361
Unit value	$191.60	$119.52	$95.00	$14.14	$14.20	$11.68

Shares	3,076,230	926,852	1,729,837	227,700	1,985,677	484,971
Cost	$57,640,095	$25,978,181	$52,937,037	$3,185,669	$27,174,968	$6,025,443

See accompanying notes.

18 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I
Total Assets
Investments at fair value	$30,066,800	$10,516,685	$56,673,880	$29,188,287	$22,742,486	$6,440,589

Units outstanding	2,560,255	185,344	1,248,367	494,576	780,099	99,662
Unit value	$11.74	$56.74	$45.40	$59.02	$29.15	$64.62

Shares	2,446,444	644,800	3,470,538	1,112,358	873,367	540,318
Cost	$29,816,364	$9,552,278	$49,681,805	$31,102,189	$23,128,576	$5,146,404

See accompanying notes.

19 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I
Total Assets
Investments at fair value	$44,619,241	$2,301,881	$42,277,775	$12,909,937	$39,910,398	$7,113,365

Units outstanding	580,371	72,207	470,069	226,628	1,049,103	214,370
Unit value	$76.88	$31.88	$89.94	$56.97	$38.04	$33.18

Shares	3,666,330	156,591	2,889,800	1,223,691	3,808,244	492,615
Cost	$34,683,504	$2,784,111	$48,184,610	$15,499,082	$44,928,242	$6,638,549

See accompanying notes.

20 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV
Total Assets
Investments at fair value	$39,532,854	$42,435,205	$18,222,946	$96,927,016	$1,619,258	$9,524,563

Units outstanding	1,601,765	1,458,197	380,721	606,357	150,152	877,969
Unit value	$24.68	$29.10	$47.86	$159.85	$10.78	$10.85

Shares	2,747,245	3,896,713	693,943	3,692,458	141,297	830,389
Cost	$36,996,737	$40,710,660	$15,023,079	$79,495,688	$1,622,213	$9,577,425

See accompanying notes.

21 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$8,565,426	$7,062,349	$259,182	$250,369	$990,808	$871,575
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	8,565,426	7,062,349	259,182	250,369	990,808	871,575

Realized gains (losses) on investments:
Capital gain distributions received	8,814,248	6,001,492	-	-	-	-
Net realized gain (loss)	27,072,745	18,493,609	105,581	(42,347)	164,707	7,962

Realized gains (losses)	35,886,993	24,495,101	105,581	(42,347)	164,707	7,962

Unrealized appreciation (depreciation) during the period	39,214,235	73,842,738	370,142	550,362	1,496,595	1,734,907

Net increase (decrease) in net assets from operations	83,666,654	105,400,188	734,905	758,384	2,652,110	2,614,444

Changes from principal transactions:
Purchase payments	25,613,479	22,213,198	254,484	251,468	2,410,284	2,430,077
Transfers between sub-accounts and the company	2,509,204	19,200,919	328,675	1,772,308	897,915	3,067,374
Transfers on general account policy loans	(1,111,890)	(2,884,592)	(372)	(42,855)	(49,500)	(225,560)
Withdrawals	(13,621,398)	(12,726,227)	(1,528,444)	(233,739)	(408,200)	(873,569)
Annual contract fee	(16,788,947)	(15,819,263)	(503,055)	(514,840)	(1,677,259)	(1,503,855)

Net increase (decrease) in net assets from principal transactions	(3,399,552)	9,984,035	(1,448,712)	1,232,342	1,173,240	2,894,467

Total increase (decrease) in net assets	80,267,102	115,384,223	(713,807)	1,990,726	3,825,350	5,508,911
Net assets at beginning of period	448,386,088	333,001,865	9,033,484	7,042,758	31,010,941	25,502,030

Net assets at end of period	$528,653,190	$448,386,088	$8,319,677	$9,033,484	$34,836,291	$31,010,941

	2020	2019	2020	2019	2020	2019
Units, beginning of period	6,832,554	6,703,776	348,266	296,649	365,810	328,792
Units issued	898,771	911,825	58,417	93,123	61,461	114,919
Units redeemed	(964,763)	(783,047)	(111,855)	(41,506)	(49,333)	(77,901)

Units, end of period	6,766,562	6,832,554	294,828	348,266	377,938	365,810

See accompanying notes.

22 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,276,018	$2,085,158	$14,985	$111,275	$96,577	$720,903
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,276,018	2,085,158	14,985	111,275	96,577	720,903

Realized gains (losses) on investments:
Capital gain distributions received	19,704,853	16,403,195	1,848,601	1,700,495	15,436,230	15,581,279
Net realized gain (loss)	(1,784,887)	(1,335,822)	278,552	80,281	(1,074,500)	(1,573,440)

Realized gains (losses)	17,919,966	15,067,373	2,127,153	1,780,776	14,361,730	14,007,839

Unrealized appreciation (depreciation) during the period	(677,377)	10,227,970	3,822,608	2,904,995	34,975,952	8,456,203

Net increase (decrease) in net assets from operations	19,518,607	27,380,501	5,964,746	4,797,046	49,434,259	23,184,945

Changes from principal transactions:
Purchase payments	10,646,652	13,715,914	1,732,858	1,572,297	4,179,090	4,112,404
Transfers between sub-accounts and the company	3,919,788	1,217,490	2,781,333	1,194,895	2,757,024	(2,092,595)
Transfers on general account policy loans	(1,477,758)	(256,830)	16,461	(65,849)	(652,729)	(374,403)
Withdrawals	(2,477,640)	(2,695,228)	(573,613)	(285,124)	(2,857,482)	(4,090,826)
Annual contract fee	(8,498,758)	(7,991,447)	(915,825)	(799,016)	(4,519,432)	(3,646,822)

Net increase (decrease) in net assets from principal transactions	2,112,284	3,989,899	3,041,214	1,617,203	(1,093,529)	(6,092,242)

Total increase (decrease) in net assets	21,630,891	31,370,400	9,005,960	6,414,249	48,340,730	17,092,703
Net assets at beginning of period	159,923,601	128,553,201	19,344,450	12,930,201	95,558,191	78,465,488

Net assets at end of period	$181,554,492	$159,923,601	$28,350,410	$19,344,450	$143,898,921	$95,558,191

	2020	2019	2020	2019	2020	2019
Units, beginning of period	7,174,763	6,965,681	770,933	694,178	2,167,478	2,307,102
Units issued	678,879	864,165	211,020	233,723	314,018	200,776
Units redeemed	(582,369)	(655,083)	(112,552)	(156,968)	(323,280)	(340,400)

Units, end of period	7,271,273	7,174,763	869,401	770,933	2,158,216	2,167,478

See accompanying notes.

23 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,699,731	$1,810,718	$271,327	$585,866	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,699,731	1,810,718	271,327	585,866	-	-

Realized gains (losses) on investments:
Capital gain distributions received	16,859,787	13,768,520	3,351,867	4,277,575	6,780,247	6,242,500
Net realized gain (loss)	(1,830,386)	22,177	100,247	1,111,109	680,090	301,036

Realized gains (losses)	15,029,401	13,790,697	3,452,114	5,388,684	7,460,337	6,543,536

Unrealized appreciation (depreciation) during the period	(643,682)	10,151,756	7,450,047	5,833,658	6,739,924	4,395,528

Net increase (decrease) in net assets from operations	16,085,450	25,753,171	11,173,488	11,808,208	14,200,261	10,939,064

Changes from principal transactions:
Purchase payments	5,518,241	5,288,009	3,449,463	3,228,160	953,483	1,090,933
Transfers between sub-accounts and the company	(1,407,343)	4,566,998	9,838,447	2,463,460	429,650	(1,586,218)
Transfers on general account policy loans	(205,608)	(488,091)	(649,089)	(318,703)	(76,907)	(1,295)
Withdrawals	(2,272,720)	(4,522,170)	(1,958,065)	(2,029,374)	(2,972,443)	(2,550,405)
Annual contract fee	(5,508,190)	(5,181,288)	(2,210,693)	(2,021,505)	(2,586,589)	(2,529,038)

Net increase (decrease) in net assets from principal transactions	(3,875,620)	(336,542)	8,470,063	1,322,038	(4,252,806)	(5,576,023)

Total increase (decrease) in net assets	12,209,830	25,416,629	19,643,551	13,130,246	9,947,455	5,363,041
Net assets at beginning of period	126,148,333	100,731,704	64,920,611	51,790,365	43,490,357	38,127,316

Net assets at end of period	$138,358,163	$126,148,333	$84,564,162	$64,920,611	$53,437,812	$43,490,357

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,279,286	3,246,275	2,401,281	2,328,343	428,862	487,988
Units issued	238,941	387,082	733,997	430,991	26,914	19,073
Units redeemed	(316,369)	(354,071)	(357,986)	(358,053)	(63,406)	(78,199)

Units, end of period	3,201,858	3,279,286	2,777,292	2,401,281	392,370	428,862

See accompanying notes.

24 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$8,914	$-	$10,559	$-	$18,464
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	8,914	-	10,559	-	18,464

Realized gains (losses) on investments:
Capital gain distributions received	19,963,812	16,165,066	4,146,304	19,535,691	5,363,271	28,503,331
Net realized gain (loss)	2,591,323	286,016	(5,754,843)	(3,315,236)	(12,343,987)	(3,214,705)

Realized gains (losses)	22,555,135	16,451,082	(1,608,539)	16,220,455	(6,980,716)	25,288,626

Unrealized appreciation (depreciation) during the period	19,014,805	11,193,553	18,835,506	(7,902,383)	31,616,659	(13,826,778)

Net increase (decrease) in net assets from operations	41,569,940	27,653,549	17,226,967	8,328,631	24,635,943	11,480,312

Changes from principal transactions:
Purchase payments	8,090,562	7,587,416	692,090	734,558	2,178,643	2,647,355
Transfers between sub-accounts and the company	1,879,223	3,846,928	1,450,144	(1,268,405)	(4,460,994)	5,171,702
Transfers on general account policy loans	(283,593)	(925,580)	(931,033)	(47,397)	(37,391)	(502,536)
Withdrawals	(3,666,698)	(4,370,626)	(1,107,632)	(1,594,347)	(2,335,900)	(1,215,282)
Annual contract fee	(5,457,362)	(4,518,977)	(1,781,370)	(1,616,136)	(1,822,561)	(1,615,420)

Net increase (decrease) in net assets from principal transactions	562,132	1,619,161	(1,677,801)	(3,791,727)	(6,478,203)	4,485,819

Total increase (decrease) in net assets	42,132,072	29,272,710	15,549,166	4,536,904	18,157,740	15,966,131
Net assets at beginning of period	120,365,030	91,092,320	31,226,525	26,689,621	48,714,620	32,748,489

Net assets at end of period	$162,497,102	$120,365,030	$46,775,691	$31,226,525	$66,872,360	$48,714,620

	2020	2019	2020	2019	2020	2019
Units, beginning of period	486,314	477,819	635,147	721,435	1,007,634	900,078
Units issued	67,189	67,714	64,968	5,698	328,369	272,042
Units redeemed	(65,012)	(59,219)	(90,386)	(91,986)	(450,992)	(164,486)

Units, end of period	488,491	486,314	609,729	635,147	885,011	1,007,634

See accompanying notes.

25 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$46,189	$85,155	$1,311,465	$1,398,924	$363,270	$367,848
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	46,189	85,155	1,311,465	1,398,924	363,270	367,848

Realized gains (losses) on investments:
Capital gain distributions received	357,987	378,229	9,745,465	5,887,893	-	-
Net realized gain (loss)	26,133	17,841	608,301	38,577	79,773	(32,717)

Realized gains (losses)	384,120	396,070	10,353,766	5,926,470	79,773	(32,717)

Unrealized appreciation (depreciation) during the period	84,890	453,026	7,563,072	11,604,997	815,542	896,490

Net increase (decrease) in net assets from operations	515,199	934,251	19,228,303	18,930,391	1,258,585	1,231,621

Changes from principal transactions:
Purchase payments	163,083	276,161	7,183,809	6,866,333	433,517	444,837
Transfers between sub-accounts and the company	(1,372,717)	3,090,323	6,682,225	14,194,295	423,838	(182,164)
Transfers on general account policy loans	(320)	(3,477)	595,754	(880,985)	(12,839)	(189,408)
Withdrawals	(258,299)	(145,148)	(1,766,658)	(1,413,897)	(430,652)	(937,174)
Annual contract fee	(267,946)	(361,187)	(4,432,784)	(3,882,927)	(731,443)	(708,616)

Net increase (decrease) in net assets from principal transactions	(1,736,199)	2,856,672	8,262,346	14,882,819	(317,579)	(1,572,525)

Total increase (decrease) in net assets	(1,221,000)	3,790,923	27,490,649	33,813,210	941,006	(340,904)
Net assets at beginning of period	6,281,791	2,490,868	104,442,154	70,628,944	15,080,242	15,421,146

Net assets at end of period	$5,060,791	$6,281,791	$131,932,803	$104,442,154	$16,021,248	$15,080,242

	2020	2019	2020	2019	2020	2019
Units, beginning of period	219,640	108,256	3,633,945	3,057,942	648,955	718,876
Units issued	43,598	132,367	750,991	834,716	104,339	33,183
Units redeemed	(112,522)	(20,983)	(475,409)	(258,713)	(118,570)	(103,104)

Units, end of period	150,716	219,640	3,909,527	3,633,945	634,724	648,955

See accompanying notes.

26 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,843,999	$1,697,565	$332,008	$530,192	$807,130	$1,128,169
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,843,999	1,697,565	332,008	530,192	807,130	1,128,169

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	470,830	(156,107)	(71,840)	(227,665)	(660,441)	(401,821)

Realized gains (losses)	470,830	(156,107)	(71,840)	(227,665)	(660,441)	(401,821)

Unrealized appreciation (depreciation) during the period	3,853,631	3,663,533	178,605	1,968,128	1,314,106	3,902,175

Net increase (decrease) in net assets from operations	6,168,460	5,204,991	438,773	2,270,655	1,460,795	4,628,523

Changes from principal transactions:
Purchase payments	4,682,301	5,189,014	557,180	750,607	2,477,707	2,873,351
Transfers between sub-accounts and the company	3,766,439	4,563,072	(345,206)	(717,307)	779,930	(1,878,077)
Transfers on general account policy loans	156,330	(600,306)	94,451	(74,388)	84,327	(206,291)
Withdrawals	(1,635,391)	(2,240,026)	(1,050,024)	(1,439,588)	(1,032,615)	(1,698,959)
Annual contract fee	(3,446,804)	(3,140,533)	(842,287)	(1,162,124)	(1,619,752)	(1,644,418)

Net increase (decrease) in net assets from principal transactions	3,522,875	3,771,221	(1,585,886)	(2,642,800)	689,597	(2,554,394)

Total increase (decrease) in net assets	9,691,335	8,976,212	(1,147,113)	(372,145)	2,150,392	2,074,129
Net assets at beginning of period	70,136,640	61,160,428	19,027,942	19,400,087	40,069,269	37,995,140

Net assets at end of period	$79,827,975	$70,136,640	$17,880,829	$19,027,942	$42,219,661	$40,069,269

	2020	2019	2020	2019	2020	2019
Units, beginning of period	3,752,837	3,545,325	686,950	786,720	2,236,072	2,383,362
Units issued	679,201	782,403	26,214	26,165	385,460	301,266
Units redeemed	(505,955)	(574,891)	(88,077)	(125,935)	(340,130)	(448,556)

Units, end of period	3,926,083	3,752,837	625,087	686,950	2,281,402	2,236,072

See accompanying notes.

27 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity Income Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$103,394	$148,789	$1,354,823	$2,021,936	$1,022,335	$806,593
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	103,394	148,789	1,354,823	2,021,936	1,022,335	806,593

Realized gains (losses) on investments:
Capital gain distributions received	(2)	-	-	-	2,643,815	3,297,825
Net realized gain (loss)	(90,722)	184,970	(1,529,824)	336,057	(1,368,171)	77,996

Realized gains (losses)	(90,724)	184,970	(1,529,824)	336,057	1,275,644	3,375,821

Unrealized appreciation (depreciation) during the period	178,471	185,809	2,311,399	4,090,043	(2,198,408)	4,574,153

Net increase (decrease) in net assets from operations	191,141	519,568	2,136,398	6,448,036	99,571	8,756,567

Changes from principal transactions:
Purchase payments	131,775	157,398	4,322,130	4,656,477	902,105	1,164,242
Transfers between sub-accounts and the company	63,727	(511,544)	(2,450,540)	(408,088)	(2,295,081)	4,583,205
Transfers on general account policy loans	4,291	(17)	34,213	(376,124)	83,790	(198,246)
Withdrawals	(164,098)	(120,230)	(1,845,999)	(1,430,233)	(2,273,875)	(2,093,283)
Annual contract fee	(176,071)	(212,766)	(1,926,367)	(2,205,944)	(1,782,408)	(2,171,993)

Net increase (decrease) in net assets from principal transactions	(140,376)	(687,159)	(1,866,563)	236,088	(5,365,469)	1,283,925

Total increase (decrease) in net assets	50,765	(167,591)	269,835	6,684,124	(5,265,898)	10,040,492
Net assets at beginning of period	4,902,838	5,070,429	65,567,106	58,882,982	43,685,671	33,645,179

Net assets at end of period	$4,953,603	$4,902,838	$65,836,941	$65,567,106	$38,419,773	$43,685,671

	2020	2019	2020	2019	2020	2019
Units, beginning of period	286,166	328,312	4,758,069	4,738,415	645,048	627,663
Units issued	26,870	33,407	797,084	681,749	31,920	111,968
Units redeemed	(33,839)	(75,553)	(949,007)	(662,095)	(115,374)	(94,583)

Units, end of period	279,197	286,166	4,606,146	4,758,069	561,594	645,048

See accompanying notes.

28 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$3,023,006	$1,934,256	$24,379	$117,181	$140,324	$460,699
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,023,006	1,934,256	24,379	117,181	140,324	460,699

Realized gains (losses) on investments:
Capital gain distributions received	7,692,955	7,229,804	172,469	158,020	958,491	600,578
Net realized gain (loss)	(4,773,962)	(1,594,314)	(58,553)	8,008	(186,684)	211,197

Realized gains (losses)	2,918,993	5,635,490	113,916	166,028	771,807	811,775

Unrealized appreciation (depreciation) during the period	(3,919,049)	11,572,665	(196,557)	446,486	(744,432)	1,558,928

Net increase (decrease) in net assets from operations	2,022,950	19,142,411	(58,262)	729,695	167,699	2,831,402

Changes from principal transactions:
Purchase payments	6,169,869	5,140,646	43,175	45,210	793,639	757,169
Transfers between sub-accounts and the company	163,765	25,519,252	(609,219)	(104,567)	(787,913)	(211,751)
Transfers on general account policy loans	(299,560)	(290,761)	(24,849)	(2,895)	253,139	(514,042)
Withdrawals	(2,258,013)	(3,586,567)	(86,902)	(102,673)	(320,096)	(257,113)
Annual contract fee	(3,582,766)	(2,915,407)	(80,799)	(103,170)	(373,986)	(422,910)

Net increase (decrease) in net assets from principal transactions	193,295	23,867,163	(758,594)	(268,095)	(435,217)	(648,647)

Total increase (decrease) in net assets	2,216,245	43,009,574	(816,856)	461,600	(267,518)	2,182,755
Net assets at beginning of period	110,431,593	67,422,019	2,834,745	2,373,145	11,579,037	9,396,282

Net assets at end of period	$112,647,838	$110,431,593	$2,017,889	$2,834,745	$11,311,519	$11,579,037

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,627,370	1,256,507	79,398	87,596	268,845	287,342
Units issued	290,296	566,838	3,122	1,843	46,541	42,370
Units redeemed	(274,249)	(195,975)	(27,198)	(10,041)	(58,675)	(60,867)

Units, end of period	1,643,417	1,627,370	55,322	79,398	256,711	268,845

See accompanying notes.

29 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$5,311	$5,028	$108,031	$111,937	$341,618	$390,536
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	5,311	5,028	108,031	111,937	341,618	390,536

Realized gains (losses) on investments:
Capital gain distributions received	42,654	86,650	774,043	1,751,214	618,441	517,385
Net realized gain (loss)	21,613	8,519	367,886	420,238	1,260,749	517,034

Realized gains (losses)	64,267	95,169	1,141,929	2,171,452	1,879,190	1,034,419

Unrealized appreciation (depreciation) during the period	309,544	256,757	5,458,558	4,435,876	1,413,780	8,341,980

Net increase (decrease) in net assets from operations	379,122	356,954	6,708,518	6,719,265	3,634,588	9,766,935

Changes from principal transactions:
Purchase payments	40,874	27,630	1,206,889	1,237,222	962,067	1,082,646
Transfers between sub-accounts and the company	53,913	(74,767)	561,549	(469,010)	(2,970,951)	1,598,569
Transfers on general account policy loans	99,030	(34,417)	(148,929)	(39,596)	(70,559)	117,150
Withdrawals	(41,732)	270	(493,156)	(805,629)	(1,395,537)	(1,190,555)
Annual contract fee	(81,085)	(69,674)	(1,027,946)	(941,349)	(1,796,951)	(1,863,089)

Net increase (decrease) in net assets from principal transactions	71,000	(150,958)	98,407	(1,018,362)	(5,271,931)	(255,279)

Total increase (decrease) in net assets	450,122	205,996	6,806,925	5,700,903	(1,637,343)	9,511,656
Net assets at beginning of period	1,229,253	1,023,257	24,514,386	18,813,483	37,174,864	27,663,208

Net assets at end of period	$1,679,375	$1,229,253	$31,321,311	$24,514,386	$35,537,521	$37,174,864

	2020	2019	2020	2019	2020	2019
Units, beginning of period	19,764	22,449	662,045	693,925	909,007	918,948
Units issued	4,156	732	71,707	61,699	15,179	77,840
Units redeemed	(2,638)	(3,417)	(67,548)	(93,579)	(148,051)	(87,781)

Units, end of period	21,282	19,764	666,204	662,045	776,135	909,007

See accompanying notes.

30 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$665,854	$659,909	$115,019	$211,411	$391,957	$652,073
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	665,854	659,909	115,019	211,411	391,957	652,073

Realized gains (losses) on investments:
Capital gain distributions received	1,155,228	869,902	80,188	360,824	263,585	1,057,376
Net realized gain (loss)	1,431,790	1,059,206	(108,948)	(48,872)	(310,017)	(109,444)

Realized gains (losses)	2,587,018	1,929,108	(28,760)	311,952	(46,432)	947,932

Unrealized appreciation (depreciation) during the period	4,287,657	13,228,235	430,506	926,559	1,615,997	2,690,245

Net increase (decrease) in net assets from operations	7,540,529	15,817,252	516,765	1,449,922	1,961,522	4,290,250

Changes from principal transactions:
Purchase payments	3,467,343	3,646,239	324,214	384,427	1,895,379	2,192,983
Transfers between sub-accounts and the company	1,122,451	1,110,520	(465,686)	(103,904)	(690,440)	332,375
Transfers on general account policy loans	75,923	(686,378)	(15,310)	61,238	25,826	(214,752)
Withdrawals	(1,177,948)	(1,554,671)	(207,500)	(493,293)	(991,564)	(1,090,314)
Annual contract fee	(2,120,722)	(1,990,520)	(509,995)	(630,092)	(1,032,397)	(1,076,448)

Net increase (decrease) in net assets from principal transactions	1,367,047	525,190	(874,277)	(781,624)	(793,196)	143,844

Total increase (decrease) in net assets	8,907,576	16,342,442	(357,512)	668,298	1,168,326	4,434,094
Net assets at beginning of period	59,773,078	43,430,636	10,091,990	9,423,692	30,986,791	26,552,697

Net assets at end of period	$68,680,654	$59,773,078	$9,734,478	$10,091,990	$32,155,117	$30,986,791

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,070,413	2,045,478	261,680	283,556	1,482,694	1,474,569
Units issued	322,216	263,080	12,018	8,913	141,345	156,343
Units redeemed	(268,745)	(238,145)	(36,913)	(30,789)	(182,165)	(148,218)

Units, end of period	2,123,884	2,070,413	236,785	261,680	1,441,874	1,482,694

See accompanying notes.

31 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$-	$-	$487,731	$459,094
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	487,731	459,094

Realized gains (losses) on investments:
Capital gain distributions received	1,349,332	864,511	6,393,644	3,763,884	-	-
Net realized gain (loss)	875,795	(566,802)	480,852	(1,805,092)	(98,491)	(1,040,659)

Realized gains (losses)	2,225,127	297,709	6,874,496	1,958,792	(98,491)	(1,040,659)

Unrealized appreciation (depreciation) during the period	1,170,071	2,722,705	8,110,050	10,550,484	16,746	1,847,706

Net increase (decrease) in net assets from operations	3,395,198	3,020,414	14,984,546	12,509,276	405,986	1,266,141

Changes from principal transactions:
Purchase payments	117,073	161,001	3,716,507	3,638,258	206,650	305,941
Transfers between sub-accounts and the company	(1,476,313)	(1,334,097)	2,041,492	(1,792,800)	(111,461)	46,577
Transfers on general account policy loans	38,026	(123,075)	4,794	(384,571)	(206,331)	(59,697)
Withdrawals	(173,440)	(527,304)	(1,929,130)	(1,500,006)	(333,264)	(3,650,247)
Annual contract fee	(411,759)	(400,342)	(2,190,760)	(1,976,897)	(510,483)	(610,840)

Net increase (decrease) in net assets from principal transactions	(1,906,413)	(2,223,817)	1,642,903	(2,016,016)	(954,889)	(3,968,266)

Total increase (decrease) in net assets	1,488,785	796,597	16,627,449	10,493,260	(548,903)	(2,702,125)
Net assets at beginning of period	12,459,188	11,662,591	54,879,855	44,386,595	8,406,033	11,108,158

Net assets at end of period	$13,947,973	$12,459,188	$71,507,304	$54,879,855	$7,857,130	$8,406,033

	2020	2019	2020	2019	2020	2019
Units, beginning of period	108,381	130,547	611,103	635,945	204,242	312,208
Units issued	24,354	4,474	100,300	73,950	14,139	27,502
Units redeemed	(37,325)	(26,640)	(85,726)	(98,792)	(37,974)	(135,468)

Units, end of period	95,410	108,381	625,677	611,103	180,407	204,242

See accompanying notes.

32 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,171,634	$2,017,011	$347,359	$308,540	$2,550,804	$2,254,949
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,171,634	2,017,011	347,359	308,540	2,550,804	2,254,949

Realized gains (losses) on investments:
Capital gain distributions received	-	-	136,573	-	984,096	-
Net realized gain (loss)	(780,287)	(248,593)	106,274	266,724	724,972	1,356,896

Realized gains (losses)	(780,287)	(248,593)	242,847	266,724	1,709,068	1,356,896

Unrealized appreciation (depreciation) during the period	914,817	3,299,227	782,345	1,797,497	7,213,588	12,880,428

Net increase (decrease) in net assets from operations	2,306,164	5,067,645	1,372,551	2,372,761	11,473,460	16,492,273

Changes from principal transactions:
Purchase payments	2,197,594	2,019,681	448,964	396,814	6,801,767	5,883,355
Transfers between sub-accounts and the company	(3,145,615)	2,940,323	190,902	2,239,796	(1,734,571)	15,176,363
Transfers on general account policy loans	(219,740)	(32,082)	211	(9,633)	186,582	(702,132)
Withdrawals	(725,584)	(901,551)	(172,127)	(613,992)	(2,586,651)	(2,183,341)
Annual contract fee	(1,524,914)	(1,502,928)	(683,656)	(646,065)	(3,311,309)	(2,663,525)

Net increase (decrease) in net assets from principal transactions	(3,418,259)	2,523,443	(215,706)	1,366,920	(644,182)	15,510,720

Total increase (decrease) in net assets	(1,112,095)	7,591,088	1,156,845	3,739,681	10,829,278	32,002,993
Net assets at beginning of period	38,187,960	30,596,872	15,010,729	11,271,048	106,080,393	74,077,400

Net assets at end of period	$37,075,865	$38,187,960	$16,167,574	$15,010,729	$116,909,671	$106,080,393

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,399,885	1,300,918	993,463	905,382	1,786,011	1,514,607
Units issued	518,210	403,828	104,492	225,783	296,298	507,814
Units redeemed	(633,098)	(304,861)	(130,856)	(137,702)	(305,164)	(236,410)

Units, end of period	1,284,997	1,399,885	967,099	993,463	1,777,145	1,786,011

See accompanying notes.

33 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$110,051	$125,698	$599,875	$705,154	$228,329	$256,774
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	110,051	125,698	599,875	705,154	228,329	256,774

Realized gains (losses) on investments:
Capital gain distributions received	181,615	239,034	967,868	1,262,018	5,397	-
Net realized gain (loss)	20,755	71,011	(723,401)	448,525	(12,759)	(72,961)

Realized gains (losses)	202,370	310,045	244,467	1,710,543	(7,362)	(72,961)

Unrealized appreciation (depreciation) during the period	155,112	718,908	1,419,188	3,644,043	648,352	688,710

Net increase (decrease) in net assets from operations	467,533	1,154,651	2,263,530	6,059,740	869,319	872,523

Changes from principal transactions:
Purchase payments	172,818	178,005	2,461,472	2,566,876	387,590	431,240
Transfers between sub-accounts and the company	(124,077)	(770)	(2,089,884)	853,672	934,794	1,072,262
Transfers on general account policy loans	78,126	2,173	231,636	(501,342)	(34,476)	(108,490)
Withdrawals	(199,417)	(312,543)	(1,073,206)	(1,210,661)	(844,282)	(805,429)
Annual contract fee	(248,092)	(331,746)	(905,831)	(998,618)	(813,087)	(777,562)

Net increase (decrease) in net assets from principal transactions	(320,642)	(464,881)	(1,375,813)	709,927	(369,461)	(187,979)

Total increase (decrease) in net assets	146,891	689,770	887,717	6,769,667	499,858	684,544
Net assets at beginning of period	6,059,512	5,369,742	32,237,171	25,467,504	10,047,907	9,363,363

Net assets at end of period	$6,206,403	$6,059,512	$33,124,888	$32,237,171	$10,547,765	$10,047,907

	2020	2019	2020	2019	2020	2019
Units, beginning of period	301,805	327,896	1,596,668	1,547,747	252,846	257,684
Units issued	14,060	12,364	287,287	312,877	74,266	40,054
Units redeemed	(30,612)	(38,455)	(370,632)	(263,956)	(84,424)	(44,892)

Units, end of period	285,253	301,805	1,513,323	1,596,668	242,688	252,846

See accompanying notes.

34 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series NAV		Lifestyle Aggressive Portfolio Series NAV		Lifestyle Balanced Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$624,734	$584,072	$304,254	$198,501	$2,720,191	$1,795,577
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	624,734	584,072	304,254	198,501	2,720,191	1,795,577

Realized gains (losses) on investments:
Capital gain distributions received	14,463	-	1,060,711	720,776	3,520,595	2,497,086
Net realized gain (loss)	394,320	17	276,247	245,617	527,698	151,660

Realized gains (losses)	408,783	17	1,336,958	966,393	4,048,293	2,648,746

Unrealized appreciation (depreciation) during the period	1,305,131	1,239,252	587,221	1,788,623	5,787,838	8,971,705

Net increase (decrease) in net assets from operations	2,338,648	1,823,341	2,228,433	2,953,517	12,556,322	13,416,028

Changes from principal transactions:
Purchase payments	2,432,432	1,932,485	426,415	398,232	11,463,183	10,614,393
Transfers between sub-accounts and the company	3,030,979	3,114,745	439,442	148,813	8,022,321	6,115,948
Transfers on general account policy loans	(29,986)	(42,280)	(32,565)	(32,500)	(392,897)	(14,733)
Withdrawals	(296,518)	(536,211)	(3,948)	(187,951)	(1,041,023)	(736,844)
Annual contract fee	(1,010,837)	(831,623)	(424,962)	(459,468)	(9,456,075)	(8,342,296)

Net increase (decrease) in net assets from principal transactions	4,126,070	3,637,116	404,382	(132,874)	8,595,509	7,636,468

Total increase (decrease) in net assets	6,464,718	5,460,457	2,632,815	2,820,643	21,151,831	21,052,496
Net assets at beginning of period	23,232,792	17,772,335	13,348,840	10,528,197	92,932,899	71,880,403

Net assets at end of period	$29,697,510	$23,232,792	$15,981,655	$13,348,840	$114,084,730	$92,932,899

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,234,989	1,033,066	811,220	813,597	6,441,156	5,873,257
Units issued	620,137	390,740	344,256	211,835	1,144,602	893,829
Units redeemed	(412,883)	(188,817)	(304,345)	(214,212)	(568,324)	(325,930)

Units, end of period	1,442,243	1,234,989	851,131	811,220	7,017,434	6,441,156

See accompanying notes.

35 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$188,705	$86,583	$28,114	$20,998	$9,667,834	$6,644,157
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	188,705	86,583	28,114	20,998	9,667,834	6,644,157

Realized gains (losses) on investments:
Capital gain distributions received	109,659	72,685	61,344	54,947	20,498,905	15,737,122
Net realized gain (loss)	88,190	21,355	(4,393)	5,972	2,178,678	2,278,113

Realized gains (losses)	197,849	94,040	56,951	60,919	22,677,583	18,015,235

Unrealized appreciation (depreciation) during the period	101,221	308,653	59,007	143,907	18,592,111	41,102,916

Net increase (decrease) in net assets from operations	487,775	489,276	144,072	225,824	50,937,528	65,762,308

Changes from principal transactions:
Purchase payments	348,292	339,466	19,740	29,191	31,836,380	32,422,203
Transfers between sub-accounts and the company	2,521,642	(456,337)	(23,815)	(95,894)	1,926,713	(6,823,449)
Transfers on general account policy loans	4,627	(93,886)	(11,598)	(28)	(586,877)	(1,259,633)
Withdrawals	(89,821)	(188,416)	(8,440)	(8,052)	(5,130,657)	(5,039,105)
Annual contract fee	(355,777)	(326,584)	(56,300)	(56,378)	(22,193,391)	(21,318,056)

Net increase (decrease) in net assets from principal transactions	2,428,963	(725,757)	(80,413)	(131,161)	5,852,168	(2,018,040)

Total increase (decrease) in net assets	2,916,738	(236,481)	63,659	94,663	56,789,696	63,744,268
Net assets at beginning of period	3,998,619	4,235,100	1,201,698	1,107,035	370,380,166	306,635,898

Net assets at end of period	$6,915,357	$3,998,619	$1,265,357	$1,201,698	$427,169,862	$370,380,166

	2020	2019	2020	2019	2020	2019
Units, beginning of period	305,812	364,449	88,975	99,550	24,102,842	24,249,413
Units issued	331,890	46,444	2,437	4,548	2,093,884	1,899,751
Units redeemed	(160,406)	(105,081)	(8,924)	(15,123)	(1,733,516)	(2,046,322)

Units, end of period	477,296	305,812	82,488	88,975	24,463,210	24,102,842

See accompanying notes.

36 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation		M International Equity
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$810,649	$553,111	$-	$51,791	$172,455	$276,781
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	810,649	553,111	-	51,791	172,455	276,781

Realized gains (losses) on investments:
Capital gain distributions received	904,523	594,089	489,124	1,312,215	-	-
Net realized gain (loss)	123,411	41,130	(761,807)	(388,864)	(101,477)	(62,979)

Realized gains (losses)	1,027,934	635,219	(272,683)	923,351	(101,477)	(62,979)

Unrealized appreciation (depreciation) during the period	1,531,207	2,339,171	4,505,338	2,864,495	920,131	1,500,371

Net increase (decrease) in net assets from operations	3,369,790	3,527,501	4,232,655	3,839,637	991,109	1,714,173

Changes from principal transactions:
Purchase payments	3,281,150	3,228,143	1,032,103	1,033,721	583,787	649,771
Transfers between sub-accounts and the company	1,808,599	2,154,146	2,891,318	(11,209)	226,983	973,994
Transfers on general account policy loans	(185,766)	23,196	65,565	(224,310)	(6,280)	(133,470)
Withdrawals	(848,643)	(243,225)	(468,335)	(452,566)	(196,614)	(187,769)
Annual contract fee	(2,633,794)	(2,368,390)	(659,588)	(606,803)	(343,478)	(350,099)

Net increase (decrease) in net assets from principal transactions	1,421,546	2,793,870	2,861,063	(261,167)	264,398	952,427

Total increase (decrease) in net assets	4,791,336	6,321,371	7,093,718	3,578,470	1,255,507	2,666,600
Net assets at beginning of period	27,703,493	21,382,122	16,921,391	13,342,921	10,563,539	7,896,939

Net assets at end of period	$32,494,829	$27,703,493	$24,015,109	$16,921,391	$11,819,046	$10,563,539

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,984,942	1,776,296	133,588	135,729	280,814	252,594
Units issued	430,342	356,798	44,800	15,638	39,745	48,413
Units redeemed	(340,588)	(148,152)	(17,346)	(17,779)	(32,039)	(20,193)

Units, end of period	2,074,696	1,984,942	161,042	133,588	288,520	280,814

See accompanying notes.

37 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Growth		M Large Cap Value		Managed Volatility Aggressive Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$277,583	$254,760	$189,310	$182,398
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	277,583	254,760	189,310	182,398

Realized gains (losses) on investments:
Capital gain distributions received	2,711,969	1,210,783	150,587	474,371	152,459	1,334,799
Net realized gain (loss)	1,289,924	264,780	(493,862)	(111,371)	108,600	250,428

Realized gains (losses)	4,001,893	1,475,563	(343,275)	363,000	261,059	1,585,227

Unrealized appreciation (depreciation) during the period	1,478,340	4,193,310	(359,784)	2,073,116	(1,139,863)	777,477

Net increase (decrease) in net assets from operations	5,480,233	5,668,873	(425,476)	2,690,876	(689,494)	2,545,102

Changes from principal transactions:
Purchase payments	1,332,455	1,290,974	907,287	1,153,404	532,442	516,329
Transfers between sub-accounts and the company	(3,365,369)	176,340	481,288	380,625	30,314	(97,492)
Transfers on general account policy loans	39,735	(297,499)	50,689	(227,868)	(33,817)	168,045
Withdrawals	(502,721)	(549,386)	(332,437)	(400,385)	(185,211)	(726,493)
Annual contract fee	(893,840)	(842,018)	(562,039)	(631,099)	(650,194)	(640,372)

Net increase (decrease) in net assets from principal transactions	(3,389,740)	(221,589)	544,788	274,677	(306,466)	(779,983)

Total increase (decrease) in net assets	2,090,493	5,447,284	119,312	2,965,553	(995,960)	1,765,119
Net assets at beginning of period	21,214,403	15,767,119	15,300,062	12,334,509	14,331,527	12,566,408

Net assets at end of period	$23,304,896	$21,214,403	$15,419,374	$15,300,062	$13,335,567	$14,331,527

	2020	2019	2020	2019	2020	2019
Units, beginning of period	223,415	225,980	479,341	469,580	352,888	373,736
Units issued	19,492	23,192	88,557	59,818	9,225	8,577
Units redeemed	(52,495)	(25,757)	(69,045)	(50,057)	(17,353)	(29,425)

Units, end of period	190,412	223,415	498,853	479,341	344,760	352,888

See accompanying notes.

38 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series NAV		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$2,770,757	$2,717,252	$1,344,852	$1,113,941	$11,806,104	$9,344,348
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	2,770,757	2,717,252	1,344,852	1,113,941	11,806,104	9,344,348

Realized gains (losses) on investments:
Capital gain distributions received	2,137,084	19,096,485	2,824,607	2,461,983	24,098,600	20,117,787
Net realized gain (loss)	1,002,239	3,601,221	(87,239)	474,051	(700,406)	1,121,602

Realized gains (losses)	3,139,323	22,697,706	2,737,368	2,936,034	23,398,194	21,239,389

Unrealized appreciation (depreciation) during the period	(16,347,403)	10,603,022	(3,336,796)	5,018,257	(27,603,893)	43,481,668

Net increase (decrease) in net assets from operations	(10,437,323)	36,017,980	745,424	9,068,232	7,600,405	74,065,405

Changes from principal transactions:
Purchase payments	12,776,836	13,669,902	1,089,292	1,204,861	29,285,867	32,789,343
Transfers between sub-accounts and the company	(5,098,015)	(3,084,733)	(469,833)	207,036	(2,018,398)	(3,844,579)
Transfers on general account policy loans	(883,089)	(653,462)	(27,889)	1,034,111	(382,816)	(3,550,913)
Withdrawals	(4,956,384)	(6,563,264)	(1,584,621)	(3,202,918)	(11,147,012)	(13,575,693)
Annual contract fee	(7,687,983)	(8,218,361)	(2,421,619)	(2,462,132)	(23,175,862)	(23,905,064)

Net increase (decrease) in net assets from principal transactions	(5,848,635)	(4,849,918)	(3,414,670)	(3,219,042)	(7,438,221)	(12,086,906)

Total increase (decrease) in net assets	(16,285,958)	31,168,062	(2,669,246)	5,849,190	162,184	61,978,499
Net assets at beginning of period	205,955,178	174,787,116	58,259,993	52,410,803	478,461,990	416,483,491

Net assets at end of period	$189,669,220	$205,955,178	$55,590,747	$58,259,993	$478,624,174	$478,461,990

	2020	2019	2020	2019	2020	2019
Units, beginning of period	8,440,376	8,654,592	1,256,887	1,333,343	20,698,617	21,264,076
Units issued	469,476	498,683	21,754	45,953	819,668	909,945
Units redeemed	(744,899)	(712,899)	(100,680)	(122,409)	(1,172,079)	(1,475,404)

Units, end of period	8,164,953	8,440,376	1,177,961	1,256,887	20,346,206	20,698,617

See accompanying notes.

39 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$75,630	$65,300	$1,102,461	$850,957	$1,339,725	$1,172,094
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	75,630	65,300	1,102,461	850,957	1,339,725	1,172,094

Realized gains (losses) on investments:
Capital gain distributions received	36,194	(1)	493,506	-	3,666,561	5,024,434
Net realized gain (loss)	(42,330)	(72,745)	(227,440)	(577,962)	824,454	1,851,954

Realized gains (losses)	(6,136)	(72,746)	266,066	(577,962)	4,491,015	6,876,388

Unrealized appreciation (depreciation) during the period	7,887	371,336	(106,126)	4,031,875	(7,083,400)	4,161,675

Net increase (decrease) in net assets from operations	77,381	363,890	1,262,401	4,304,870	(1,252,660)	12,210,157

Changes from principal transactions:
Purchase payments	65,103	100,641	2,855,093	2,769,817	2,093,614	2,248,723
Transfers between sub-accounts and the company	(113,366)	129,471	(707,875)	(199,603)	(1,057,307)	(1,699,149)
Transfers on general account policy loans	(36,379)	(17,039)	(98,633)	(31,589)	274,201	520,994
Withdrawals	(73,456)	(422,286)	(773,295)	(2,021,657)	(2,357,120)	(4,287,254)
Annual contract fee	(197,863)	(225,270)	(1,915,029)	(1,962,684)	(3,521,715)	(3,551,244)

Net increase (decrease) in net assets from principal transactions	(355,961)	(434,483)	(639,739)	(1,445,716)	(4,568,327)	(6,767,930)

Total increase (decrease) in net assets	(278,580)	(70,593)	622,662	2,859,154	(5,820,987)	5,442,227
Net assets at beginning of period	2,799,405	2,869,998	35,895,200	33,036,046	70,513,128	65,070,901

Net assets at end of period	$2,520,825	$2,799,405	$36,517,862	$35,895,200	$64,692,141	$70,513,128

	2020	2019	2020	2019	2020	2019
Units, beginning of period	63,779	74,140	1,744,223	1,822,078	1,605,304	1,771,096
Units issued	5,310	5,056	144,910	185,570	29,509	30,714
Units redeemed	(13,545)	(15,417)	(173,540)	(263,425)	(140,835)	(196,506)

Units, end of period	55,544	63,779	1,715,593	1,744,223	1,493,978	1,605,304

See accompanying notes.

40 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$13,535,312	$11,554,302	$347,469	$287,849	$2,817,611	$2,186,445
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	13,535,312	11,554,302	347,469	287,849	2,817,611	2,186,445

Realized gains (losses) on investments:
Capital gain distributions received	36,389,251	46,649,261	597,300	495,031	4,766,191	3,709,141
Net realized gain (loss)	5,584,330	8,916,559	(151,901)	(54,668)	(901,065)	(731,771)

Realized gains (losses)	41,973,581	55,565,820	445,399	440,363	3,865,126	2,977,370

Unrealized appreciation (depreciation) during the period	(66,699,820)	45,742,068	(434,986)	1,338,909	(3,331,332)	10,125,926

Net increase (decrease) in net assets from operations	(11,190,927)	112,862,190	357,882	2,067,121	3,351,405	15,289,741

Changes from principal transactions:
Purchase payments	45,251,792	51,917,517	171,819	145,568	7,062,127	7,579,582
Transfers between sub-accounts and the company	(25,836,893)	(11,012,759)	(83,809)	98,680	(1,294,420)	(166)
Transfers on general account policy loans	(744,321)	(2,341,086)	67,096	25,492	65,159	(541,345)
Withdrawals	(15,869,304)	(22,978,903)	(623,273)	(297,366)	(2,437,470)	(3,519,607)
Annual contract fee	(31,204,919)	(32,717,622)	(634,940)	(613,235)	(5,181,508)	(5,252,376)

Net increase (decrease) in net assets from principal transactions	(28,403,645)	(17,132,853)	(1,103,107)	(640,861)	(1,786,112)	(1,733,912)

Total increase (decrease) in net assets	(39,594,572)	95,729,337	(745,225)	1,426,260	1,565,293	13,555,829
Net assets at beginning of period	677,425,185	581,695,848	14,073,269	12,647,009	104,848,310	91,292,481

Net assets at end of period	$637,830,613	$677,425,185	$13,328,044	$14,073,269	$106,413,603	$104,848,310

	2020	2019	2020	2019	2020	2019
Units, beginning of period	28,695,691	29,489,739	299,597	314,253	4,625,270	4,705,951
Units issued	1,215,275	1,342,887	4,030	3,077	264,757	314,010
Units redeemed	(2,517,881)	(2,136,935)	(29,000)	(17,733)	(344,339)	(394,691)

Units, end of period	27,393,085	28,695,691	274,627	299,597	4,545,688	4,625,270

See accompanying notes.

41 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$373,650	$287,564	$1,193,175	$896,794	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	373,650	287,564	1,193,175	896,794	-	-

Realized gains (losses) on investments:
Capital gain distributions received	2,482,197	2,110,553	7,698,570	6,175,492	3,813,926	3,564,232
Net realized gain (loss)	(144,774)	(3,805)	(1,749,161)	(98,568)	859,409	692,609

Realized gains (losses)	2,337,423	2,106,748	5,949,409	6,076,924	4,673,335	4,256,841

Unrealized appreciation (depreciation) during the period	345,889	3,408,848	4,107,691	9,081,616	9,643,242	2,323,651

Net increase (decrease) in net assets from operations	3,056,962	5,803,160	11,250,275	16,055,334	14,316,577	6,580,492

Changes from principal transactions:
Purchase payments	515,990	540,069	5,171,573	5,251,789	425,055	479,287
Transfers between sub-accounts and the company	(458,308)	(1,561,227)	10,282	2,078,437	(1,690,693)	(345,128)
Transfers on general account policy loans	3,502	(13,878)	(41,456)	(615,656)	87,584	(96,993)
Withdrawals	(817,861)	(1,020,855)	(1,879,149)	(2,088,124)	(1,672,427)	(945,743)
Annual contract fee	(1,168,313)	(1,307,430)	(2,832,063)	(2,951,320)	(1,151,332)	(1,123,200)

Net increase (decrease) in net assets from principal transactions	(1,924,990)	(3,363,321)	429,187	1,675,126	(4,001,813)	(2,031,777)

Total increase (decrease) in net assets	1,131,972	2,439,839	11,679,462	17,730,460	10,314,764	4,548,715
Net assets at beginning of period	26,239,342	23,799,503	77,917,342	60,186,882	24,125,866	19,577,151

Net assets at end of period	$27,371,314	$26,239,342	$89,596,804	$77,917,342	$34,440,630	$24,125,866

	2020	2019	2020	2019	2020	2019
Units, beginning of period	413,838	471,397	1,869,283	1,815,238	403,956	440,965
Units issued	9,944	9,369	420,343	331,798	21,443	8,127
Units redeemed	(42,484)	(66,928)	(391,938)	(277,753)	(76,733)	(45,136)

Units, end of period	381,298	413,838	1,897,688	1,869,283	348,666	403,956

See accompanying notes.

42 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$171,507	$126,839	$528,321	$371,469
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	171,507	126,839	528,321	371,469

Realized gains (losses) on investments:
Capital gain distributions received	7,833,180	6,963,932	243,580	1,471,500	729,823	4,104,105
Net realized gain (loss)	3,674,158	722,704	(824,508)	(493,005)	(1,765,987)	(1,302,176)

Realized gains (losses)	11,507,338	7,686,636	(580,928)	978,495	(1,036,164)	2,801,929

Unrealized appreciation (depreciation) during the period	18,421,563	4,636,470	1,328,785	940,710	3,647,574	2,225,291

Net increase (decrease) in net assets from operations	29,928,901	12,323,106	919,364	2,046,044	3,139,731	5,398,689

Changes from principal transactions:
Purchase payments	2,653,214	2,891,539	219,178	270,093	2,034,271	2,429,357
Transfers between sub-accounts and the company	(1,816,839)	3,513,172	(505,104)	(487,610)	(782,545)	792,067
Transfers on general account policy loans	(199,526)	(468,400)	1,543	(20,550)	1,018	(172,023)
Withdrawals	(2,276,864)	(1,841,282)	(339,909)	(307,371)	(1,149,126)	(1,243,813)
Annual contract fee	(2,026,495)	(1,781,705)	(434,321)	(494,865)	(1,197,420)	(1,235,205)

Net increase (decrease) in net assets from principal transactions	(3,666,510)	2,313,324	(1,058,613)	(1,040,303)	(1,093,802)	570,383

Total increase (decrease) in net assets	26,262,391	14,636,430	(139,249)	1,005,741	2,045,929	5,969,072
Net assets at beginning of period	49,089,774	34,453,344	11,926,506	10,920,765	32,935,886	26,966,814

Net assets at end of period	$75,352,165	$49,089,774	$11,787,257	$11,926,506	$34,981,815	$32,935,886

	2020	2019	2020	2019	2020	2019
Units, beginning of period	376,719	355,971	322,699	353,220	578,814	566,264
Units issued	102,606	79,932	8,465	6,966	81,194	106,805
Units redeemed	(129,860)	(59,184)	(40,171)	(37,487)	(99,709)	(94,255)

Units, end of period	349,465	376,719	290,993	322,699	560,299	578,814

See accompanying notes.

43 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series I		Money-Market Trust Series NAV		Opportunistic Fixed Income Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$81,901	$505,532	$347,646	$1,901,930	$182,686	$295,704
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	81,901	505,532	347,646	1,901,930	182,686	295,704

Realized gains (losses) on investments:
Capital gain distributions received	-	-	2	12	-	(3)
Net realized gain (loss)	-	-	-	-	(4,211)	(35,574)

Realized gains (losses)	-	-	2	12	(4,211)	(35,577)

Unrealized appreciation (depreciation) during the period	-	-	1	(1)	430,054	28,472

Net increase (decrease) in net assets from operations	81,901	505,532	347,649	1,901,941	608,529	288,599

Changes from principal transactions:
Purchase payments	2,040,045	2,113,119	79,545,481	99,533,794	114,296	134,745
Transfers between sub-accounts and the company	7,086,123	413,110	(25,756,667)	(77,938,239)	36,946	19,344
Transfers on general account policy loans	302,486	104,705	(4,087,976)	(485,398)	30,760	(16,292)
Withdrawals	(4,767,966)	(3,572,595)	(6,888,246)	(18,268,299)	(326,617)	(165,702)
Annual contract fee	(2,850,264)	(2,853,997)	(6,997,439)	(6,200,123)	(266,888)	(252,944)

Net increase (decrease) in net assets from principal transactions	1,810,424	(3,795,658)	35,815,153	(3,358,265)	(411,503)	(280,849)

Total increase (decrease) in net assets	1,892,325	(3,290,126)	36,162,802	(1,456,324)	197,026	7,750
Net assets at beginning of period	26,542,430	29,832,556	100,918,374	102,374,698	4,631,961	4,624,211

Net assets at end of period	$28,434,755	$26,542,430	$137,081,176	$100,918,374	$4,828,987	$4,631,961

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,033,832	1,184,300	9,667,957	10,002,508	133,667	141,954
Units issued	605,354	288,107	18,502,172	13,020,621	8,162	8,756
Units redeemed	(535,136)	(438,575)	(15,077,622)	(13,355,172)	(19,367)	(17,043)

Units, end of period	1,104,050	1,033,832	13,092,507	9,667,957	122,462	133,667

See accompanying notes.

44 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,285,769	$2,429,809	$1,393,712	$882,594	$428,463	$511,055
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,285,769	2,429,809	1,393,712	882,594	428,463	511,055

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	2,550,429	194,398
Net realized gain (loss)	(192,199)	(194,919)	(428,758)	(89,925)	1,826,751	2,504,698

Realized gains (losses)	(192,199)	(194,919)	(428,758)	(89,925)	4,377,180	2,699,096

Unrealized appreciation (depreciation) during the period	3,180,084	94,319	1,016,844	2,858,840	(6,837,236)	2,969,924

Net increase (decrease) in net assets from operations	4,273,654	2,329,209	1,981,798	3,651,509	(2,031,593)	6,180,075

Changes from principal transactions:
Purchase payments	2,321,878	2,824,380	1,634,586	1,517,465	406,685	417,131
Transfers between sub-accounts and the company	(5,267,801)	(1,808,677)	(2,614,396)	(1,733,657)	294,290	(628,326)
Transfers on general account policy loans	19,831	(197,807)	(822,299)	(32,387)	143,034	(133,590)
Withdrawals	(1,070,596)	(2,102,848)	(828,285)	(595,803)	(1,167,730)	(1,702,404)
Annual contract fee	(1,303,091)	(1,411,293)	(1,073,542)	(1,191,968)	(1,058,308)	(1,145,513)

Net increase (decrease) in net assets from principal transactions	(5,299,779)	(2,696,245)	(3,703,936)	(2,036,350)	(1,382,029)	(3,192,702)

Total increase (decrease) in net assets	(1,026,125)	(367,036)	(1,722,138)	1,615,159	(3,413,622)	2,987,373
Net assets at beginning of period	35,844,888	36,211,924	34,209,087	32,593,928	25,155,901	22,168,528

Net assets at end of period	$34,818,763	$35,844,888	$32,486,949	$34,209,087	$21,742,279	$25,155,901

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,028,847	1,105,573	1,747,524	1,851,468	103,962	118,553
Units issued	138,231	148,107	136,013	124,200	9,629	2,214
Units redeemed	(289,653)	(224,833)	(344,267)	(228,144)	(18,366)	(16,805)

Units, end of period	877,425	1,028,847	1,539,270	1,747,524	95,225	103,962

See accompanying notes.

45 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,149,122	$1,151,379	$-	$32,032	$-	$69,373
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,149,122	1,151,379	-	32,032	-	69,373

Realized gains (losses) on investments:
Capital gain distributions received	6,677,805	429,361	3,288,757	4,528,570	5,953,957	7,112,141
Net realized gain (loss)	1,417,777	1,928,820	1,553,116	828,216	2,569,229	1,044,504

Realized gains (losses)	8,095,582	2,358,181	4,841,873	5,356,786	8,523,186	8,156,645

Unrealized appreciation (depreciation) during the period	(11,819,305)	9,521,148	9,746,703	2,546,874	17,523,161	4,132,782

Net increase (decrease) in net assets from operations	(2,574,601)	13,030,708	14,588,576	7,935,692	26,046,347	12,358,800

Changes from principal transactions:
Purchase payments	3,805,135	3,618,346	360,101	456,755	3,149,828	2,443,658
Transfers between sub-accounts and the company	772,145	2,649,419	(1,499,021)	167,445	2,568,535	1,559,853
Transfers on general account policy loans	(77,298)	(226,160)	(77,331)	(224,946)	(169,889)	(296,895)
Withdrawals	(1,422,985)	(1,605,685)	(706,118)	(1,103,964)	(1,358,309)	(886,664)
Annual contract fee	(2,077,560)	(2,088,752)	(1,303,631)	(1,215,433)	(1,969,496)	(1,638,913)

Net increase (decrease) in net assets from principal transactions	999,437	2,347,168	(3,226,000)	(1,920,143)	2,220,669	1,181,039

Total increase (decrease) in net assets	(1,575,164)	15,377,876	11,362,576	6,015,549	28,267,016	13,539,839
Net assets at beginning of period	59,531,329	44,153,453	27,444,719	21,429,170	45,337,535	31,797,696

Net assets at end of period	$57,956,165	$59,531,329	$38,807,295	$27,444,719	$73,604,551	$45,337,535

	2020	2019	2020	2019	2020	2019
Units, beginning of period	293,363	281,700	361,566	389,756	751,981	728,285
Units issued	66,864	46,020	26,265	21,265	171,899	109,092
Units redeemed	(57,739)	(34,357)	(63,131)	(49,455)	(149,125)	(85,396)

Units, end of period	302,488	293,363	324,700	361,566	774,755	751,981

See accompanying notes.

46 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series I		Select Bond Trust Series NAV		Short Term Government Income Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$94,297	$81,217	$848,871	$677,551	$101,711	$87,156
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	94,297	81,217	848,871	677,551	101,711	87,156

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	30,528	3,637	130,215	(24,669)	113,542	(67,134)

Realized gains (losses)	30,528	3,637	130,215	(24,669)	113,542	(67,134)

Unrealized appreciation (depreciation) during the period	107,888	183,274	1,346,413	1,492,295	(22,715)	144,590

Net increase (decrease) in net assets from operations	232,713	268,128	2,325,499	2,145,177	192,538	164,612

Changes from principal transactions:
Purchase payments	70,126	79,607	1,979,848	1,979,696	647,861	659,928
Transfers between sub-accounts and the company	360,474	(156,964)	178,733	(31,483)	1,686,968	884,731
Transfers on general account policy loans	(6,642)	2,383	(22,769)	(175,151)	20,456	6,356
Withdrawals	(49,216)	(205,241)	(377,214)	(944,444)	(927,923)	(908,803)
Annual contract fee	(157,127)	(184,957)	(1,123,168)	(1,072,555)	(931,060)	(850,310)

Net increase (decrease) in net assets from principal transactions	217,615	(465,172)	635,430	(243,937)	496,302	(208,098)

Total increase (decrease) in net assets	450,328	(197,044)	2,960,929	1,901,240	688,840	(43,486)
Net assets at beginning of period	2,871,812	3,068,856	25,990,246	24,089,006	5,271,454	5,314,940

Net assets at end of period	$3,322,140	$2,871,812	$28,951,175	$25,990,246	$5,960,294	$5,271,454

	2020	2019	2020	2019	2020	2019
Units, beginning of period	221,574	257,968	1,997,767	2,018,413	467,611	487,428
Units issued	111,513	16,914	271,921	225,256	512,510	124,664
Units redeemed	(98,099)	(53,308)	(230,622)	(245,902)	(469,760)	(144,481)

Units, end of period	234,988	221,574	2,039,066	1,997,767	510,361	467,611

See accompanying notes.

47 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$513,093	$485,972	$123,153	$99,347	$645,675	$418,537
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	513,093	485,972	123,153	99,347	645,675	418,537

Realized gains (losses) on investments:
Capital gain distributions received	-	(1)	639,340	948,530	3,244,349	3,689,582
Net realized gain (loss)	24,531	(178,022)	(57,971)	(52,218)	(623,035)	308,528

Realized gains (losses)	24,531	(178,023)	581,369	896,312	2,621,314	3,998,110

Unrealized appreciation (depreciation) during the period	431,917	502,856	964,270	1,230,817	6,634,192	4,252,107

Net increase (decrease) in net assets from operations	969,541	810,805	1,668,792	2,226,476	9,901,181	8,668,754

Changes from principal transactions:
Purchase payments	2,896,025	2,245,198	161,779	196,832	3,171,312	2,985,763
Transfers between sub-accounts and the company	(1,319,374)	7,332,352	(1,120,938)	(565,357)	1,852,664	2,373,417
Transfers on general account policy loans	251,867	(271,957)	22,025	(1,983)	(14,951)	(240,782)
Withdrawals	(572,759)	(2,060,004)	(260,510)	(266,895)	(1,338,085)	(1,173,209)
Annual contract fee	(1,083,314)	(882,557)	(330,272)	(361,644)	(1,420,638)	(1,350,637)

Net increase (decrease) in net assets from principal transactions	172,445	6,363,032	(1,527,916)	(999,047)	2,250,302	2,594,552

Total increase (decrease) in net assets	1,141,986	7,173,837	140,876	1,227,429	12,151,483	11,263,306
Net assets at beginning of period	28,924,814	21,750,977	10,375,809	9,148,380	44,522,397	33,259,091

Net assets at end of period	$30,066,800	$28,924,814	$10,516,685	$10,375,809	$56,673,880	$44,522,397

	2020	2019	2020	2019	2020	2019
Units, beginning of period	2,552,823	1,985,657	218,130	240,490	1,170,187	1,093,286
Units issued	802,503	1,016,492	12,822	17,607	285,440	293,078
Units redeemed	(795,071)	(449,326)	(45,608)	(39,967)	(207,260)	(216,177)

Units, end of period	2,560,255	2,552,823	185,344	218,130	1,248,367	1,170,187

See accompanying notes.

48 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$169,291	$110,521	$140,134	$84,207	$-	$-
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	169,291	110,521	140,134	84,207	-	-

Realized gains (losses) on investments:
Capital gain distributions received	1,399,476	2,344,736	1,085,748	1,559,530	612,007	1,035,782
Net realized gain (loss)	(974,326)	(637,257)	(908,082)	(514,440)	(75,780)	(551,224)

Realized gains (losses)	425,150	1,707,479	177,666	1,045,090	536,227	484,558

Unrealized appreciation (depreciation) during the period	1,736,081	4,478,441	2,097,923	2,934,369	1,439,702	306,165

Net increase (decrease) in net assets from operations	2,330,522	6,296,441	2,415,723	4,063,666	1,975,929	790,723

Changes from principal transactions:
Purchase payments	720,398	784,463	1,009,127	1,100,977	52,414	59,879
Transfers between sub-accounts and the company	(168,482)	(321,089)	310,327	548,799	2,285,883	(292,379)
Transfers on general account policy loans	123,754	(136,210)	(14,369)	(88,365)	1,961	1,208
Withdrawals	(1,701,158)	(1,613,424)	(415,416)	(828,202)	(102,165)	(87,370)
Annual contract fee	(1,312,891)	(1,482,918)	(549,552)	(594,320)	(118,441)	(116,868)

Net increase (decrease) in net assets from principal transactions	(2,338,379)	(2,769,178)	340,117	138,889	2,119,652	(435,530)

Total increase (decrease) in net assets	(7,857)	3,527,263	2,755,840	4,202,555	4,095,581	355,193
Net assets at beginning of period	29,196,144	25,668,881	19,986,646	15,784,091	2,345,008	1,989,815

Net assets at end of period	$29,188,287	$29,196,144	$22,742,486	$19,986,646	$6,440,589	$2,345,008

	2020	2019	2020	2019	2020	2019
Units, beginning of period	543,588	599,954	753,610	747,491	54,992	64,404
Units issued	9,249	5,288	145,901	112,675	56,428	40,883
Units redeemed	(58,261)	(61,654)	(119,412)	(106,556)	(11,758)	(50,295)

Units, end of period	494,576	543,588	780,099	753,610	99,662	54,992

See accompanying notes.

49 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$-	$-	$20,758	$17,919	$396,363	$230,021
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	20,758	17,919	396,363	230,021

Realized gains (losses) on investments:
Capital gain distributions received	3,922,572	7,389,370	230,481	220,484	4,202,018	2,526,736
Net realized gain (loss)	(592,097)	(201,302)	(378,817)	(163,447)	(2,595,564)	(1,654,415)

Realized gains (losses)	3,330,475	7,188,068	(148,336)	57,037	1,606,454	872,321

Unrealized appreciation (depreciation) during the period	11,054,528	581,986	(198,189)	632,418	(3,383,986)	7,136,865

Net increase (decrease) in net assets from operations	14,385,003	7,770,054	(325,767)	707,374	(1,381,169)	8,239,207

Changes from principal transactions:
Purchase payments	1,988,458	1,682,344	109,742	78,286	2,905,317	2,662,796
Transfers between sub-accounts and the company	(188,698)	2,337,878	(395,252)	(398,311)	4,787,981	(89,539)
Transfers on general account policy loans	264,548	(797,840)	5,209	(4,016)	38,489	(155,431)
Withdrawals	(499,938)	(1,158,533)	(234)	(73,416)	(1,275,088)	(1,095,347)
Annual contract fee	(1,013,301)	(899,993)	(94,444)	(121,211)	(1,438,759)	(1,531,145)

Net increase (decrease) in net assets from principal transactions	551,069	1,163,856	(374,979)	(518,668)	5,017,940	(208,666)

Total increase (decrease) in net assets	14,936,072	8,933,910	(700,746)	188,706	3,636,771	8,030,541
Net assets at beginning of period	29,683,169	20,749,259	3,002,627	2,813,921	38,641,004	30,610,463

Net assets at end of period	$44,619,241	$29,683,169	$2,301,881	$3,002,627	$42,277,775	$38,641,004

	2020	2019	2020	2019	2020	2019
Units, beginning of period	585,403	565,112	87,874	104,188	400,919	402,147
Units issued	119,974	111,380	8,341	4,033	127,213	51,511
Units redeemed	(125,006)	(91,089)	(24,008)	(20,347)	(58,063)	(52,739)

Units, end of period	580,371	585,403	72,207	87,874	470,069	400,919

See accompanying notes.

50 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$31,076	$109,667	$112,119	$274,725	$113,404	$207,850
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	31,076	109,667	112,119	274,725	113,404	207,850

Realized gains (losses) on investments:
Capital gain distributions received	712,366	6,149,749	2,208,408	14,516,275	-	-
Net realized gain (loss)	(2,322,576)	(495,665)	(4,291,178)	(2,746,983)	3,560	(35,661)

Realized gains (losses)	(1,610,210)	5,654,084	(2,082,770)	11,769,292	3,560	(35,661)

Unrealized appreciation (depreciation) during the period	2,593,993	(2,931,674)	6,772,342	(5,480,277)	430,394	625,231

Net increase (decrease) in net assets from operations	1,014,859	2,832,077	4,801,691	6,563,740	547,358	797,420

Changes from principal transactions:
Purchase payments	234,099	294,912	2,193,492	2,068,954	216,723	457,191
Transfers between sub-accounts and the company	291,764	(417,569)	2,676,608	(20,371)	(74,313)	(151,421)
Transfers on general account policy loans	(64,550)	(49,189)	203,257	(356,478)	(26,863)	(13,593)
Withdrawals	(1,096,213)	(498,764)	(676,353)	(1,025,014)	(106,044)	(1,114,497)
Annual contract fee	(501,594)	(623,469)	(942,892)	(937,135)	(394,735)	(693,475)

Net increase (decrease) in net assets from principal transactions	(1,136,494)	(1,294,079)	3,454,112	(270,044)	(385,232)	(1,515,795)

Total increase (decrease) in net assets	(121,635)	1,537,998	8,255,803	6,293,696	162,126	(718,375)
Net assets at beginning of period	13,031,572	11,493,574	31,654,595	25,360,899	6,951,239	7,669,614

Net assets at end of period	$12,909,937	$13,031,572	$39,910,398	$31,654,595	$7,113,365	$6,951,239

	2020	2019	2020	2019	2020	2019
Units, beginning of period	249,902	276,659	909,089	915,140	227,485	278,362
Units issued	15,683	4,353	255,579	129,011	15,865	19,667
Units redeemed	(38,957)	(31,110)	(115,565)	(135,062)	(28,980)	(70,544)

Units, end of period	226,628	249,902	1,049,103	909,089	214,370	227,485

See accompanying notes.

51 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$635,171	$980,926	$920,143	$709,874	$275,948	$239,017
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	635,171	980,926	920,143	709,874	275,948	239,017

Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	1,376,197	1,012,244
Net realized gain (loss)	(6,697)	(99,395)	219,779	(80,807)	381,261	406,650

Realized gains (losses)	(6,697)	(99,395)	219,779	(80,807)	1,757,458	1,418,894

Unrealized appreciation (depreciation) during the period	2,354,962	2,708,669	1,366,109	1,616,752	884,211	2,266,243

Net increase (decrease) in net assets from operations	2,983,436	3,590,200	2,506,031	2,245,819	2,917,617	3,924,154

Changes from principal transactions:
Purchase payments	2,489,889	2,508,289	3,842,002	2,243,598	350,992	382,570
Transfers between sub-accounts and the company	1,005,475	(452,738)	6,689,420	3,276,726	131,040	(560,432)
Transfers on general account policy loans	(25,794)	(149,382)	(43,468)	(117,743)	(32,921)	(131,980)
Withdrawals	(924,352)	(1,700,537)	(1,104,822)	(1,414,059)	(787,605)	(343,768)
Annual contract fee	(1,392,297)	(1,356,787)	(1,403,893)	(1,103,613)	(804,190)	(826,474)

Net increase (decrease) in net assets from principal transactions	1,152,921	(1,151,155)	7,979,239	2,884,909	(1,142,684)	(1,480,084)

Total increase (decrease) in net assets	4,136,357	2,439,045	10,485,270	5,130,728	1,774,933	2,444,070
Net assets at beginning of period	35,396,497	32,957,452	31,949,935	26,819,207	16,448,013	14,003,943

Net assets at end of period	$39,532,854	$35,396,497	$42,435,205	$31,949,935	$18,222,946	$16,448,013

	2020	2019	2020	2019	2020	2019
Units, beginning of period	1,557,469	1,609,612	1,178,953	1,071,752	417,339	460,603
Units issued	227,988	233,142	466,789	267,629	60,443	12,720
Units redeemed	(183,692)	(285,285)	(187,545)	(160,428)	(97,061)	(55,984)

Units, end of period	1,601,765	1,557,469	1,458,197	1,178,953	380,721	417,339

See accompanying notes.

52 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019
Income:
Dividend distributions received	$1,471,430	$1,135,002	$29,960	$27,116	$191,235	$172,299
Expenses:
Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,471,430	1,135,002	29,960	27,116	191,235	172,299

Realized gains (losses) on investments:
Capital gain distributions received	7,150,455	4,671,474	-	1	-	-
Net realized gain (loss)	3,011,179	1,819,862	2,081	1,586	(5,528)	(6,589)

Realized gains (losses)	10,161,634	6,491,336	2,081	1,587	(5,528)	(6,589)

Unrealized appreciation (depreciation) during the period	6,356,290	9,606,472	(10,389)	13,054	(39,071)	80,585

Net increase (decrease) in net assets from operations	17,989,354	17,232,810	21,652	41,757	146,636	246,295

Changes from principal transactions:
Purchase payments	4,386,745	4,269,464	39,670	65,163	860,630	688,788
Transfers between sub-accounts and the company	1,735,668	2,013,146	194,872	215,619	(136,396)	2,587,908
Transfers on general account policy loans	269,583	(207,286)	(8)	6	148,539	(112,339)
Withdrawals	(1,532,179)	(2,456,784)	(51,406)	(3,305)	27,242	(914,394)
Annual contract fee	(2,436,639)	(2,186,327)	(100,895)	(116,263)	(395,243)	(349,777)

Net increase (decrease) in net assets from principal transactions	2,423,178	1,432,213	82,233	161,220	504,772	1,900,186

Total increase (decrease) in net assets	20,412,532	18,665,023	103,885	202,977	651,408	2,146,481
Net assets at beginning of period	76,514,484	57,849,461	1,515,373	1,312,396	8,873,155	6,726,674

Net assets at end of period	$96,927,016	$76,514,484	$1,619,258	$1,515,373	$9,524,563	$8,873,155

	2020	2019	2020	2019	2020	2019
Units, beginning of period	581,587	570,309	142,580	127,331	831,133	649,459
Units issued	131,310	82,588	28,406	36,327	312,509	470,242
Units redeemed	(106,540)	(71,310)	(20,834)	(21,078)	(265,673)	(288,568)

Units, end of period	606,357	581,587	150,152	142,580	877,969	831,133

See accompanying notes.

53 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 91 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

54 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

55 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$5,946,894,997	-	-	5,946,894,997
Non Affiliated	$107,045,374	-	-	107,045,374

Total	$6,053,940,371	-	-	6,053,940,371

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

57 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$79,249,575	$65,269,446
Active Bond Trust Series I	1,846,322	3,035,852
Active Bond Trust Series NAV	6,478,647	4,314,598
American Asset Allocation Trust Series I	36,961,991	12,868,836
American Global Growth Trust Series I	7,795,444	2,890,643
American Growth Trust Series I	31,166,663	16,727,384
American Growth-Income Trust Series I	26,573,466	11,889,568
American International Trust Series I	21,099,133	9,005,876
Blue Chip Growth Trust Series I	9,932,033	7,404,593
Blue Chip Growth Trust Series NAV	38,474,349	17,948,403
Capital Appreciation Trust Series I	7,788,310	5,319,808
Capital Appreciation Trust Series NAV	25,215,375	26,330,308
Capital Appreciation Value Trust Series I	1,684,833	3,016,856
Capital Appreciation Value Trust Series NAV	33,331,462	14,013,338
Core Bond Trust Series I	2,905,928	2,860,238
Core Bond Trust Series NAV	15,269,613	9,902,738
Disciplined Value International Trust Series I	963,946	2,217,824
Disciplined Value International Trust Series NAV	6,855,629	5,358,904
Emerging Markets Value Trust Series I	484,051	521,037
Emerging Markets Value Trust Series NAV	10,737,964	11,249,702
Equity Income Trust Series I	5,432,891	7,132,208
Equity Income Trust Series NAV	26,866,571	15,957,316
Financial Industries Trust Series I	296,075	857,825
Financial Industries Trust Series NAV	2,880,061	2,216,464
Fundamental All Cap Core Trust Series I	285,444	166,478
Fundamental All Cap Core Trust Series NAV	3,537,081	2,556,601
Fundamental Large Cap Value Trust Series I	1,552,613	5,864,486
Fundamental Large Cap Value Trust Series NAV	10,607,531	7,419,401
Global Trust Series I	641,533	1,320,604
Global Trust Series NAV	3,437,735	3,575,388
Health Sciences Trust Series I	4,107,723	4,664,806
Health Sciences Trust Series NAV	16,138,311	8,101,763
High Yield Trust Series I	1,050,136	1,517,294
High Yield Trust Series NAV	15,472,853	16,719,479
International Equity Index Series I	1,968,148	1,699,923
International Equity Index Series NAV	19,817,880	16,927,165
International Small Company Trust Series I	514,725	543,700
International Small Company Trust Series NAV	6,480,230	6,288,300
Investment Quality Bond Trust Series I	3,342,966	3,478,701
Investment Quality Bond Trust Series NAV	12,842,019	8,076,753
Lifestyle Aggressive Portfolio Series NAV	6,799,957	5,030,610
Lifestyle Balanced Portfolio Series NAV	23,188,521	8,352,227
Lifestyle Conservative Portfolio Series NAV	4,906,900	2,179,573
Lifestyle Growth Portfolio Series I	121,225	112,181
Lifestyle Growth Portfolio Series NAV	62,306,554	26,288,496
Lifestyle Moderate Portfolio Series NAV	7,910,094	4,773,378
M Capital Appreciation	5,336,033	1,985,847
M International Equity	1,550,547	1,113,694
M Large Cap Growth	4,729,506	5,407,278

58 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
M Large Cap Value	$2,877,526	$1,904,568
Managed Volatility Aggressive Portfolio Series I	668,372	633,068
Managed Volatility Aggressive Portfolio Series NAV	15,001,113	15,941,909
Managed Volatility Balanced Portfolio Series I	5,146,705	4,391,914
Managed Volatility Balanced Portfolio Series NAV	54,051,476	25,584,012
Managed Volatility Conservative Portfolio Series I	343,887	588,024
Managed Volatility Conservative Portfolio Series NAV	4,513,856	3,557,629
Managed Volatility Growth Portfolio Series I	6,209,795	5,771,835
Managed Volatility Growth Portfolio Series NAV	76,160,476	54,639,559
Managed Volatility Moderate Portfolio Series I	1,132,386	1,290,725
Managed Volatility Moderate Portfolio Series NAV	13,341,825	7,544,137
Mid Cap Index Trust Series I	3,415,459	2,484,603
Mid Cap Index Trust Series NAV	24,297,127	14,976,195
Mid Cap Stock Trust Series I	5,446,350	5,634,235
Mid Cap Stock Trust Series NAV	24,612,495	20,445,825
Mid Value Trust Series I	702,870	1,346,396
Mid Value Trust Series NAV	5,405,169	5,240,828
Money Market Trust Series I	15,684,925	13,792,600
Money-Market Trust Series NAV	193,852,982	157,690,180
Opportunistic Fixed Income Trust Series I	487,843	716,662
Opportunistic Fixed Income Trust Series NAV	6,368,916	10,382,925
PIMCO All Asset	3,943,167	6,253,391
Real Estate Securities Trust Series I	5,288,995	3,692,131
Real Estate Securities Trust Series NAV	19,320,782	10,494,418
Science & Technology Trust Series I	5,525,267	5,462,513
Science & Technology Trust Series NAV	18,148,642	9,974,019
Select Bond Trust Series I	1,609,235	1,297,325
Select Bond Trust Series NAV	4,595,059	3,110,758
Short Term Government Income Trust Series I	6,053,884	5,455,872
Short Term Government Income Trust Series NAV	9,837,856	9,152,319
Small Cap Index Trust Series I	1,287,065	2,052,489
Small Cap Index Trust Series NAV	13,559,429	7,419,104
Small Cap Opportunities Trust Series I	1,965,882	2,735,494
Small Cap Opportunities Trust Series NAV	4,336,585	2,770,586
Small Cap Stock Trust Series I	3,281,776	550,117
Small Cap Stock Trust Series NAV	10,980,944	6,507,302
Small Cap Value Trust Series I	470,830	594,569
Small Cap Value Trust Series NAV	13,930,045	4,313,724
Small Company Value Trust Series I	1,462,287	1,855,341
Small Company Value Trust Series NAV	9,371,209	3,596,572
Strategic Income Opportunities Trust Series I	608,590	880,417
Strategic Income Opportunities Trust Series NAV	5,958,634	4,170,543
Total Bond Market Series Trust NAV	14,229,602	5,330,219
Total Stock Market Index Trust Series I	3,990,012	3,480,550
Total Stock Market Index Trust Series NAV	24,862,370	13,817,307
Ultra Short Term Bond Trust Series I	334,086	221,894
Ultra Short Term Bond Trust Series NAV	3,549,266	2,853,259

59 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund Series NAV(*)	2020	6,767	$ 86.62 to $ 54.15	$ 528,653	0.00 % to 0.00%	1.89%	18.14 % to 18.14%
	2019	6,833	73.32 to 45.84	448,386	0.00 to 0.00	1.79	31.16 to 31.16
	2018	6,704	55.90 to 34.95	333,002	0.00 to 0.00	1.40	-4.64 to -4.65
	2017	6,784	58.62 to 36.65	348,722	0.00 to 0.00	1.83	21.54 to 9.98
	2016	6,586	48.23 to 30.16	273,254	0.00 to 0.00	1.96	11.64 to 11.64

Active Bond Trust Series I(*)	2020	295	28.22 to 28.22	8,320	0.00 to 0.00	2.95	8.79 to 8.79
	2019	348	25.94 to 25.94	9,033	0.00 to 0.00	2.87	9.26 to 9.26
	2018	297	23.74 to 23.74	7,043	0.00 to 0.00	3.36	-0.60 to -0.60
	2017	271	23.89 to 23.89	6,472	0.00 to 0.00	3.44	4.84 to 4.84
	2016	329	22.78 to 22.78	7,491	0.00 to 0.00	3.82	4.34 to 4.34

Active Bond Trust Series NAV(*)	2020	378	92.17 to 92.17	34,836	0.00 to 0.00	3.07	8.73 to 8.73
	2019	366	84.77 to 84.77	31,011	0.00 to 0.00	2.93	9.29 to 9.29
	2018	329	77.56 to 77.56	25,502	0.00 to 0.00	3.23	-0.55 to -0.55
	2017	339	77.99 to 77.99	26,438	0.00 to 0.00	3.66	4.89 to 1.36
	2016	301	74.36 to 74.36	22,366	0.00 to 0.00	3.88	4.50 to 4.50

American Asset Allocation Trust Series I(*)	2020	7,271	24.97 to 24.97	181,554	0.00 to 0.00	1.41	12.02 to 12.02
	2019	7,175	22.29 to 22.29	159,924	0.00 to 0.00	1.41	20.78 to 20.78
	2018	6,966	18.46 to 18.46	128,553	0.00 to 0.00	1.68	-4.91 to -4.91
	2017	6,625	19.41 to 19.41	128,577	0.00 to 0.00	1.29	15.79 to 6.32
	2016	6,029	16.76 to 16.76	101,053	0.00 to 0.00	1.40	8.99 to 8.99

American Global Growth Trust Series I(*)	2020	869	32.61 to 32.61	28,350	0.00 to 0.00	0.07	29.96 to 29.96
	2019	771	25.09 to 25.09	19,344	0.00 to 0.00	0.67	34.71 to 34.71
	2018	694	18.63 to 18.63	12,930	0.00 to 0.00	0.66	-9.37 to -9.37
	2017	721	20.55 to 20.55	14,814	0.00 to 0.00	0.28	30.92 to 9.48
	2016	588	15.70 to 15.70	9,238	0.00 to 0.00	1.06	0.29 to 0.29

American Growth Trust Series I(*)	2020	2,158	92.82 to 61.65	143,899	0.00 to 0.00	0.09	51.52 to 51.52
	2019	2,167	61.26 to 40.69	95,558	0.00 to 0.00	0.82	30.30 to 30.30
	2018	2,307	47.01 to 31.23	78,465	0.00 to 0.00	0.38	-0.66 to -0.66
	2017	2,412	47.32 to 31.43	83,786	0.00 to 0.00	0.37	27.87 to 10.07
	2016	2,457	37.01 to 24.58	66,671	0.00 to 0.00	0.40	9.08 to 9.07

American Growth-Income Trust Series I(*)	2020	3,202	56.83 to 38.08	138,358	0.00 to 0.00	1.39	13.11 to 13.11
	2019	3,279	50.25 to 33.66	126,148	0.00 to 0.00	1.58	25.70 to 25.70
	2018	3,246	39.97 to 26.78	100,732	0.00 to 0.00	1.38	-2.18 to -2.18
	2017	3,585	40.87 to 27.38	113,859	0.00 to 0.00	1.10	22.03 to 10.24
	2016	3,612	33.49 to 22.44	94,504	0.00 to 0.00	1.67	11.10 to 11.10

American International Trust Series I(*)	2020	2,777	50.02 to 28.41	84,564	0.00 to 0.00	0.40	13.56 to 13.55
	2019	2,401	44.04 to 25.02	64,921	0.00 to 0.00	0.99	22.40 to 22.40
	2018	2,328	35.98 to 20.44	51,790	0.00 to 0.00	2.82	-13.46 to -13.46
	2017	2,135	41.58 to 23.62	55,579	0.00 to 0.00	0.95	31.65 to 10.60
	2016	2,058	31.58 to 17.94	41,108	0.00 to 0.00	1.03	3.12 to 3.12

Blue Chip Growth Trust Series I(*)	2020	392	136.22 to 136.22	53,438	0.00 to 0.00	0.00	34.30 to 34.30
	2019	429	101.43 to 101.43	43,490	0.00 to 0.00	0.00	29.80 to 29.80
	2018	488	78.14 to 78.14	38,127	0.00 to 0.00	0.02	1.97 to 1.97
	2017	556	76.63 to 76.63	42,578	0.00 to 0.00	0.07	36.28 to 36.28
	2016	616	56.23 to 56.23	34,610	0.00 to 0.00	0.01	0.81 to 0.81

Blue Chip Growth Trust Series NAV(*)	2020	488	332.65 to 332.65	162,497	0.00 to 0.00	0.00	34.40 to 34.40
	2019	486	247.50 to 247.50	120,365	0.00 to 0.00	0.01	29.83 to 29.83
	2018	478	190.64 to 190.64	91,092	0.00 to 0.00	0.06	2.03 to 2.03
	2017	464	186.84 to 186.84	86,650	0.00 to 0.00	0.12	36.34 to 13.00
	2016	457	137.04 to 137.04	62,639	0.00 to 0.00	0.05	0.85 to 0.85

Capital Appreciation Trust Series I(*)	2020	610	76.72 to 76.72	46,776	0.00 to 0.00	0.00	56.04 to 56.04
	2019	635	49.17 to 49.17	31,227	0.00 to 0.00	0.04	32.89 to 32.89
	2018	721	37.00 to 37.00	26,690	0.00 to 0.00	0.27	-0.80 to -0.80
	2017	791	37.30 to 37.30	29,496	0.00 to 0.00	0.06	36.53 to 36.53
	2016	863	27.32 to 27.32	23,584	0.00 to 0.00	0.00	-1.08 to -1.08

Capital Appreciation Trust Series NAV(*)	2020	885	75.55 to 75.55	66,872	0.00 to 0.00	0.00	56.29 to 56.29
	2019	1,008	48.34 to 48.34	48,715	0.00 to 0.00	0.04	32.88 to 32.88
	2018	900	36.38 to 36.38	32,748	0.00 to 0.00	0.36	-0.72 to -0.72
	2017	877	36.64 to 36.64	32,135	0.00 to 0.00	0.11	36.51 to 14.35
	2016	812	26.84 to 26.84	21,802	0.00 to 0.00	0.01	-1.00 to -1.00

Capital Appreciation Value Trust Series I(*)	2020	151	33.57 to 33.57	5,061	0.00 to 0.00	0.98	17.40 to 17.40
	2019	220	28.60 to 28.60	6,282	0.00 to 0.00	1.69	24.30 to 24.30
	2018	108	23.01 to 23.01	2,491	0.00 to 0.00	2.14	0.39 to 0.39
	2017	125	22.92 to 22.92	2,863	0.00 to 0.00	1.48	15.14 to 15.14
	2016	132	19.90 to 19.90	2,620	0.00 to 0.00	1.61	8.12 to 8.12

60 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV(*)	2020	3,910	$ 33.74 to $ 33.74	$ 131,932	0.00 % to 0.00%	1.17%	17.41 % to 17.41%
	2019	3,634	28.74 to 28.74	104,442	0.00 to 0.00	1.54	24.44 to 24.44
	2018	3,058	23.09 to 23.09	70,629	0.00 to 0.00	2.26	0.45 to 0.45
	2017	3,101	22.99 to 22.99	71,301	0.00 to 0.00	1.57	15.13 to 4.72
	2016	2,711	19.97 to 19.97	54,138	0.00 to 0.00	1.58	8.19 to 8.19

Core Bond Trust Series I(*)	2020	635	25.24 to 25.24	16,021	0.00 to 0.00	2.34	8.62 to 8.62
	2019	649	23.23 to 23.23	15,080	0.00 to 0.00	2.39	8.32 to 8.32
	2018	719	21.45 to 21.45	15,421	0.00 to 0.00	2.39	-0.59 to -0.59
	2017	804	21.58 to 21.58	17,353	0.00 to 0.00	2.11	3.40 to 3.40
	2016	857	20.87 to 20.87	17,879	0.00 to 0.00	1.93	2.74 to 2.74

Core Bond Trust Series NAV(*)	2020	3,926	20.33 to 20.33	79,828	0.00 to 0.00	2.46	8.79 to 8.79
	2019	3,753	18.69 to 18.69	70,137	0.00 to 0.00	2.56	8.33 to 8.33
	2018	3,545	17.25 to 17.25	61,160	0.00 to 0.00	2.54	-0.54 to -0.54
	2017	3,874	17.35 to 17.35	67,203	0.00 to 0.00	2.24	3.47 to 0.84
	2016	3,635	16.76 to 16.76	60,928	0.00 to 0.00	2.10	2.73 to 2.73

Disciplined Value International Trust Series I(*)	2020	625	28.61 to 28.61	17,881	0.00 to 0.00	2.14	3.28 to 3.28
	2019	687	27.71 to 27.71	19,028	0.00 to 0.00	2.74	12.33 to 12.33
	2018	787	24.66 to 24.66	19,400	0.00 to 0.00	2.42	-15.03 to -15.03
	2017	866	29.03 to 29.03	25,121	0.00 to 0.00	1.77	17.14 to 17.14
	2016	1,005	24.78 to 24.78	24,904	0.00 to 0.00	3.47	12.24 to 12.24

Disciplined Value International Trust Series NAV(*)	2020	2,281	18.50 to 18.50	42,220	0.00 to 0.00	2.26	3.27 to 3.27
	2019	2,236	17.92 to 17.92	40,069	0.00 to 0.00	2.89	12.40 to 12.40
	2018	2,383	15.94 to 15.94	37,995	0.00 to 0.00	2.61	-14.96 to -14.96
	2017	2,312	18.75 to 18.75	43,337	0.00 to 0.00	1.94	17.25 to 5.47
	2016	2,242	15.99 to 15.99	35,853	0.00 to 0.00	3.12	12.20 to 12.20

Emerging Markets Value Trust Series I(*)	2020	279	17.74 to 17.74	4,954	0.00 to 0.00	2.52	3.56 to 3.56
	2019	286	17.13 to 17.13	4,903	0.00 to 0.00	3.01	10.94 to 10.94
	2018	328	15.44 to 15.44	5,070	0.00 to 0.00	2.56	-13.59 to -13.59
	2017	348	17.87 to 17.87	6,225	0.00 to 0.00	2.15	32.69 to 32.69
	2016	202	13.47 to 13.47	2,721	0.00 to 0.00	2.16	18.00 to 18.00

Emerging Markets Value Trust Series NAV(*)	2020	4,606	14.29 to 14.29	65,837	0.00 to 0.00	2.52	3.72 to 3.72
	2019	4,758	13.78 to 13.78	65,567	0.00 to 0.00	3.30	10.90 to 10.90
	2018	4,738	12.43 to 12.43	58,883	0.00 to 0.00	2.72	-13.48 to -13.48
	2017	4,325	14.36 to 14.36	62,118	0.00 to 0.00	2.07	32.67 to 13.66
	2016	2,747	10.83 to 10.83	29,733	0.00 to 0.00	2.26	18.09 to 18.09

Equity Income Trust Series I(*)	2020	562	68.42 to 68.42	38,420	0.00 to 0.00	3.00	1.02 to 1.02
	2019	645	67.73 to 67.73	43,686	0.00 to 0.00	2.15	26.34 to 26.34
	2018	628	53.61 to 53.61	33,645	0.00 to 0.00	1.81	-9.58 to -9.58
	2017	733	59.29 to 59.29	43,432	0.00 to 0.00	2.26	16.29 to 16.29
	2016	794	50.99 to 50.99	40,460	0.00 to 0.00	2.21	19.13 to 19.13

Equity Income Trust Series NAV(*)	2020	1,643	68.54 to 68.54	112,648	0.00 to 0.00	3.13	1.01 to 1.01
	2019	1,627	67.86 to 67.86	110,432	0.00 to 0.00	2.35	26.47 to 26.47
	2018	1,257	53.66 to 53.66	67,422	0.00 to 0.00	1.93	-9.52 to -9.52
	2017	1,270	59.30 to 59.30	75,291	0.00 to 0.00	2.32	16.28 to 9.05
	2016	1,360	51.00 to 51.00	69,339	0.00 to 0.00	2.35	19.18 to 19.18

Financial Industries Trust Series I(*)	2020	55	36.49 to 36.49	2,018	0.00 to 0.00	1.11	2.17 to 2.17
	2019	79	35.71 to 35.71	2,835	0.00 to 0.00	4.33	31.79 to 31.79
	2018	88	27.10 to 27.10	2,373	0.00 to 0.00	1.07	-14.49 to -14.49
	2017	108	31.69 to 31.69	3,411	0.00 to 0.00	1.12	15.29 to 15.29
	2016	163	27.49 to 27.49	4,468	0.00 to 0.00	1.40	19.37 to 19.37

Financial Industries Trust Series NAV(*)	2020	257	44.06 to 44.06	11,312	0.00 to 0.00	1.41	2.31 to 2.31
	2019	269	43.07 to 43.07	11,579	0.00 to 0.00	4.44	31.71 to 31.71
	2018	287	32.70 to 32.70	9,396	0.00 to 0.00	1.17	-14.38 to -14.38
	2017	312	38.19 to 38.19	11,918	0.00 to 0.00	1.31	15.29 to 9.22
	2016	300	33.13 to 33.13	9,927	0.00 to 0.00	1.56	19.47 to 19.47

Fundamental All Cap Core Trust Series I(*)	2020	21	78.90 to 78.90	1,679	0.00 to 0.00	0.41	26.88 to 26.88
	2019	20	62.18 to 62.18	1,229	0.00 to 0.00	0.43	36.45 to 36.45
	2018	22	45.57 to 45.57	1,023	0.00 to 0.00	0.41	-13.16 to -13.16
	2017	27	52.48 to 52.48	1,407	0.00 to 0.00	0.75	27.70 to 27.70
	2016	26	41.10 to 41.10	1,085	0.00 to 0.00	0.59	8.34 to 8.34

Fundamental All Cap Core Trust Series NAV(*)	2020	666	47.02 to 47.02	31,321	0.00 to 0.00	0.43	26.97 to 26.97
	2019	662	37.03 to 37.03	24,514	0.00 to 0.00	0.50	36.58 to 36.58
	2018	694	27.11 to 27.11	18,813	0.00 to 0.00	0.49	-13.16 to -13.16
	2017	618	31.22 to 31.22	19,288	0.00 to 0.00	0.81	27.77 to 14.16
	2016	599	24.44 to 24.44	14,635	0.00 to 0.00	0.70	8.40 to 8.40

61 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Large Cap Value Trust Series I(*)	2020	776	$ 45.79 to $ 45.79	$ 35,538	0.00 % to 0.00%	1.09%	11.96 % to 11.96%
	2019	909	40.90 to 40.90	37,175	0.00 to 0.00	1.20	35.85 to 35.85
	2018	919	30.10 to 30.10	27,663	0.00 to 0.00	1.08	-17.03 to -17.03
	2017	1,021	36.28 to 36.28	37,050	0.00 to 0.00	1.60	17.43 to 17.43
	2016	1,166	30.90 to 30.90	36,042	0.00 to 0.00	2.24	10.17 to 10.17

Fundamental Large Cap Value Trust Series NAV(*)	2020	2,124	32.34 to 32.34	68,681	0.00 to 0.00	1.17	12.01 to 12.01
	2019	2,070	28.87 to 28.87	59,773	0.00 to 0.00	1.24	35.97 to 35.97
	2018	2,045	21.23 to 21.23	43,431	0.00 to 0.00	1.22	-17.03 to -17.03
	2017	1,874	25.59 to 25.59	47,967	0.00 to 0.00	1.72	17.54 to 9.65
	2016	1,861	21.77 to 21.77	40,527	0.00 to 0.00	2.31	10.21 to 10.21

Global Trust Series I(*)	2020	237	41.10 to 41.10	9,734	0.00 to 0.00	1.30	6.60 to 6.60
	2019	262	38.56 to 38.56	10,092	0.00 to 0.00	2.15	16.04 to 16.04
	2018	284	33.23 to 33.23	9,424	0.00 to 0.00	1.77	-14.49 to -14.49
	2017	313	38.86 to 38.86	12,176	0.00 to 0.00	1.91	18.88 to 18.88
	2016	335	32.69 to 32.69	10,956	0.00 to 0.00	4.53	9.46 to 9.46

Global Trust Series NAV(*)	2020	1,442	22.30 to 22.30	32,155	0.00 to 0.00	1.37	6.71 to 6.71
	2019	1,483	20.90 to 20.90	30,987	0.00 to 0.00	2.26	16.06 to 16.06
	2018	1,475	18.01 to 18.01	26,553	0.00 to 0.00	1.86	-14.42 to -14.42
	2017	1,515	21.04 to 21.04	31,879	0.00 to 0.00	1.96	18.90 to 7.34
	2016	1,558	17.70 to 17.70	27,563	0.00 to 0.00	4.64	9.46 to 9.46

Health Sciences Trust Series I(*)	2020	95	146.19 to 146.19	13,948	0.00 to 0.00	0.00	27.17 to 27.17
	2019	108	114.96 to 114.96	12,459	0.00 to 0.00	0.00	28.68 to 28.68
	2018	131	89.34 to 89.34	11,663	0.00 to 0.00	0.00	0.69 to 0.69
	2017	156	88.73 to 88.73	13,855	0.00 to 0.00	0.00	27.51 to 27.51
	2016	139	69.59 to 69.59	9,670	0.00 to 0.00	0.06	-10.57 to -10.57

Health Sciences Trust Series NAV(*)	2020	626	114.29 to 114.29	71,507	0.00 to 0.00	0.00	27.26 to 27.26
	2019	611	89.80 to 89.80	54,880	0.00 to 0.00	0.00	28.67 to 28.67
	2018	636	69.79 to 69.79	44,387	0.00 to 0.00	0.00	0.76 to 0.76
	2017	607	69.27 to 69.27	42,047	0.00 to 0.00	0.00	27.61 to 8.33
	2016	636	54.28 to 54.28	34,511	0.00 to 0.00	0.11	-10.54 to -10.54

High Yield Trust Series I(*)	2020	180	43.53 to 43.53	7,857	0.00 to 0.00	6.32	5.81 to 5.81
	2019	204	41.14 to 41.14	8,406	0.00 to 0.00	5.24	15.66 to 15.66
	2018	312	35.57 to 35.57	11,108	0.00 to 0.00	5.98	-3.01 to -3.01
	2017	366	36.68 to 36.68	13,429	0.00 to 0.00	5.49	7.50 to 7.50
	2016	376	34.12 to 34.12	12,841	0.00 to 0.00	6.98	16.26 to 16.26

High Yield Trust Series NAV(*)	2020	1,285	28.85 to 28.85	37,076	0.00 to 0.00	6.29	5.77 to 5.77
	2019	1,400	27.28 to 27.28	38,188	0.00 to 0.00	5.71	15.99 to 15.99
	2018	1,301	23.52 to 23.52	30,597	0.00 to 0.00	6.20	-3.02 to -3.02
	2017	1,313	24.25 to 24.25	31,838	0.00 to 0.00	5.67	7.46 to 2.50
	2016	1,277	22.57 to 22.57	28,818	0.00 to 0.00	7.22	16.56 to 16.56

International Equity Index Series I(*)	2020	967	16.72 to 16.72	16,168	0.00 to 0.00	2.52	10.64 to 10.64
	2019	993	15.11 to 15.11	15,011	0.00 to 0.00	2.54	21.37 to 21.37
	2018	905	12.45 to 12.45	11,271	0.00 to 0.00	2.25	-14.10 to -14.10
	2017	1,025	14.49 to 14.49	14,855	0.00 to 0.00	2.23	27.30 to 27.30
	2016	983	11.39 to 11.39	11,186	0.00 to 0.00	2.65	4.45 to 4.45

International Equity Index Series NAV(*)	2020	1,777	65.78 to 65.78	116,910	0.00 to 0.00	2.59	10.76 to 10.76
	2019	1,786	59.39 to 59.39	106,080	0.00 to 0.00	2.66	21.44 to 21.44
	2018	1,515	48.91 to 48.91	74,077	0.00 to 0.00	2.50	-14.10 to -14.10
	2017	1,283	56.94 to 56.94	73,049	0.00 to 0.00	2.33	27.45 to 10.35
	2016	1,121	44.68 to 44.68	50,084	0.00 to 0.00	2.77	4.43 to 4.43

International Small Company Trust Series I(*)	2020	285	21.76 to 21.76	6,206	0.00 to 0.00	2.09	8.37 to 8.37
	2019	302	20.08 to 20.08	6,060	0.00 to 0.00	2.19	22.60 to 22.60
	2018	328	16.38 to 16.38	5,370	0.00 to 0.00	1.09	-20.10 to -20.10
	2017	457	20.50 to 20.50	9,371	0.00 to 0.00	1.48	29.45 to 29.45
	2016	373	15.83 to 15.83	5,904	0.00 to 0.00	2.13	4.90 to 4.90

International Small Company Trust Series NAV(*)	2020	1,513	21.89 to 21.89	33,125	0.00 to 0.00	2.16	8.41 to 8.41
	2019	1,597	20.19 to 20.19	32,237	0.00 to 0.00	2.37	22.71 to 22.71
	2018	1,548	16.45 to 16.45	25,468	0.00 to 0.00	1.26	-20.07 to -20.07
	2017	1,417	20.59 to 20.59	29,174	0.00 to 0.00	1.52	29.59 to 11.75
	2016	1,306	15.89 to 15.89	20,743	0.00 to 0.00	2.04	4.95 to 4.95

Investment Quality Bond Trust Series I(*)	2020	243	43.48 to 43.48	10,548	0.00 to 0.00	2.24	9.37 to 9.37
	2019	253	39.75 to 39.75	10,048	0.00 to 0.00	2.59	9.37 to 9.37
	2018	258	36.35 to 36.35	9,363	0.00 to 0.00	2.70	-0.82 to -0.82
	2017	280	36.65 to 36.65	10,249	0.00 to 0.00	2.62	4.61 to 4.61
	2016	297	35.03 to 35.03	10,410	0.00 to 0.00	2.27	4.29 to 4.29

62 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series NAV(*)	2020	1,442	$ 20.59 to $ 20.59	$ 29,698	0.00 % to 0.00%	2.39%	9.45 % to 9.45%
	2019	1,235	18.81 to 18.81	23,233	0.00 to 0.00	2.77	9.35 to 9.35
	2018	1,033	17.20 to 17.20	17,772	0.00 to 0.00	2.84	-0.67 to -0.67
	2017	967	17.32 to 17.32	16,752	0.00 to 0.00	2.90	4.67 to 1.34
	2016	763	16.55 to 16.55	12,629	0.00 to 0.00	2.51	4.26 to 4.26

Lifestyle Aggressive Portfolio Series NAV(*)	2020	851	18.78 to 18.78	15,982	0.00 to 0.00	2.19	14.11 to 14.11
	2019	811	16.45 to 16.45	13,349	0.00 to 0.00	1.57	27.16 to 27.16
	2018	814	12.94 to 12.94	10,528	0.00 to 0.00	2.30	-8.87 to -8.87
	2017	455	14.20 to 14.20	6,467	0.00 to 0.00	2.07	21.85 to 21.85
	2016	196	11.65 to 11.65	2,279	0.00 to 0.00	2.87	9.59 to 9.59

Lifestyle Balanced Portfolio Series NAV(*)	2020	7,017	16.26 to 16.26	114,085	0.00 to 0.00	2.79	12.68 to 12.68
	2019	6,441	14.43 to 14.43	92,933	0.00 to 0.00	2.15	17.89 to 17.89
	2018	5,873	12.24 to 12.24	71,880	0.00 to 0.00	2.61	-3.29 to -4.39
	2017	5,051	12.80 to 12.80	64,648	0.00 to 0.00	2.54	12.38 to 4.70
	2016	4,011	11.39 to 11.39	45,689	0.00 to 0.00	2.94	6.17 to 6.17

Lifestyle Conservative Portfolio Series NAV(*)	2020	477	14.49 to 14.49	6,915	0.00 to 0.00	4.39	10.81 to 10.81
	2019	306	13.08 to 13.08	3,999	0.00 to 0.00	2.13	12.52 to 12.52
	2018	364	11.62 to 11.62	4,235	0.00 to 0.00	2.83	-0.28 to -1.92
	2017	304	11.85 to 11.85	3,601	0.00 to 0.00	2.85	7.01 to 2.40
	2016	258	11.07 to 11.07	2,857	0.00 to 0.00	5.16	4.36 to 4.36

Lifestyle Growth Portfolio Series I(*)	2020	82	15.34 to 15.34	1,265	0.00 to 0.00	2.48	13.58 to 13.58
	2019	89	13.51 to 13.51	1,202	0.00 to 0.00	1.79	21.45 to 21.45
	2018	100	11.12 to 11.12	1,107	0.00 to 0.00	1.83	-6.11 to -6.11
	2017	133	11.85 to 11.85	1,580	0.00 to 0.00	4.18	16.14 to 16.14
	2016	49	10.20 to 10.20	501	0.00 to 0.00	9.77	1.99 to 1.99

Lifestyle Growth Portfolio Series NAV(*)	2020	24,463	17.46 to 17.46	427,169	0.00 to 0.00	2.61	13.64 to 13.64
	2019	24,103	15.37 to 15.37	370,380	0.00 to 0.00	1.94	21.52 to 21.52
	2018	24,249	12.64 to 12.64	306,636	0.00 to 0.00	2.29	-6.07 to -6.07
	2017	23,203	13.46 to 13.46	312,362	0.00 to 0.00	3.90	16.20 to 6.72
	2016	8,684	11.59 to 11.59	100,607	0.00 to 0.00	3.93	7.22 to 1.99

Lifestyle Moderate Portfolio Series NAV(*)	2020	2,075	15.66 to 15.66	32,495	0.00 to 0.00	2.88	12.22 to 12.22
	2019	1,985	13.96 to 13.96	27,703	0.00 to 0.00	2.27	15.95 to 15.95
	2018	1,776	12.04 to 12.04	21,382	0.00 to 0.00	2.73	-2.24 to -3.53
	2017	1,505	12.48 to 12.48	18,784	0.00 to 0.00	2.71	10.56 to 3.93
	2016	1,181	11.29 to 11.29	13,334	0.00 to 0.00	3.26	5.54 to 5.54

M Capital Appreciation	2020	161	149.12 to 149.12	24,015	0.00 to 0.00	0.00	17.73 to 17.73
	2019	134	126.67 to 126.67	16,921	0.00 to 0.00	0.33	28.85 to 28.85
	2018	136	98.31 to 98.31	13,343	0.00 to 0.00	0.29	-14.15 to -14.15
	2017	141	114.51 to 114.51	16,198	0.00 to 0.00	0.00	19.02 to 19.02
	2016	151	96.21 to 96.21	14,508	0.00 to 0.00	0.00	21.06 to 21.06

M International Equity	2020	289	40.96 to 40.96	11,819	0.00 to 0.00	1.77	8.90 to 8.90
	2019	281	37.62 to 37.62	10,564	0.00 to 0.00	2.95	20.32 to 20.32
	2018	253	31.26 to 31.26	7,897	0.00 to 0.00	1.24	-20.57 to -20.57
	2017	371	39.36 to 39.36	14,614	0.00 to 0.00	1.70	24.05 to 5.64
	2016	368	31.73 to 31.73	11,682	0.00 to 0.00	1.14	-0.05 to -0.05

M Large Cap Growth	2020	190	122.39 to 122.39	23,305	0.00 to 0.00	0.00	28.89 to 28.89
	2019	223	94.95 to 94.95	21,214	0.00 to 0.00	0.00	36.09 to 36.09
	2018	226	69.77 to 69.77	15,767	0.00 to 0.00	0.00	-4.95 to -4.95
	2017	218	73.41 to 73.41	15,980	0.00 to 0.00	0.00	38.97 to 38.97
	2016	237	52.82 to 52.82	12,511	0.00 to 0.00	0.00	-2.32 to -2.32

M Large Cap Value	2020	499	30.91 to 30.91	15,419	0.00 to 0.00	2.12	-3.16 to -3.16
	2019	479	31.92 to 31.92	15,300	0.00 to 0.00	1.80	21.51 to 21.51
	2018	470	26.27 to 26.27	12,335	0.00 to 0.00	1.49	-12.07 to -12.07
	2017	456	29.87 to 29.87	13,609	0.00 to 0.00	1.52	14.99 to 14.99
	2016	451	25.98 to 25.98	11,704	0.00 to 0.00	2.03	9.64 to 9.64

Managed Volatility Aggressive Portfolio Series I(*)	2020	345	38.68 to 38.68	13,336	0.00 to 0.00	1.51	-4.75 to -4.75
	2019	353	40.61 to 40.61	14,332	0.00 to 0.00	1.34	20.78 to 20.78
	2018	374	33.62 to 33.62	12,566	0.00 to 0.00	2.01	-8.46 to -8.46
	2017	390	36.73 to 36.73	14,339	0.00 to 0.00	1.70	22.82 to 22.82
	2016	451	29.91 to 29.91	13,493	0.00 to 0.00	1.67	1.95 to 1.95

Managed Volatility Aggressive Portfolio Series NAV(*)	2020	8,165	23.23 to 23.23	189,669	0.00 to 0.00	1.55	-4.80 to -4.80
	2019	8,440	24.40 to 24.40	205,955	0.00 to 0.00	1.42	20.82 to 20.82
	2018	8,655	20.19 to 20.19	174,787	0.00 to 0.00	2.09	-8.32 to -8.32
	2017	8,724	22.03 to 22.03	192,188	0.00 to 0.00	1.83	22.88 to 9.63
	2016	9,109	17.93 to 17.93	163,300	0.00 to 0.00	1.71	1.89 to 1.89

63 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Balanced Portfolio Series I(*)	2020	1,178	$ 47.19 to $ 47.19	$ 55,591	0.00 % to 0.00%	2.51%	1.81 % to 1.81%
	2019	1,257	46.35 to 46.35	58,260	0.00 to 0.00	2.01	17.92 to 17.92
	2018	1,333	39.31 to 39.31	52,411	0.00 to 0.00	2.21	-4.88 to -4.88
	2017	1,500	41.33 to 41.33	62,006	0.00 to 0.00	2.26	14.13 to 14.13
	2016	1,543	36.21 to 36.21	55,881	0.00 to 0.00	2.05	4.79 to 4.79

Managed Volatility Balanced Portfolio Series NAV(*)	2020	20,346	23.52 to 23.52	478,629	0.00 to 0.00	2.63	1.77 to 1.77
	2019	20,699	23.11 to 23.11	478,462	0.00 to 0.00	2.07	18.02 to 18.02
	2018	21,264	19.58 to 19.58	416,483	0.00 to 0.00	2.38	-4.82 to -4.82
	2017	21,747	20.58 to 20.58	447,517	0.00 to 0.00	2.28	14.15 to 5.83
	2016	22,207	18.02 to 18.02	400,325	0.00 to 0.00	2.20	4.91 to 4.91

Managed Volatility Conservative Portfolio Series I(*)	2020	56	45.37 to 45.37	2,521	0.00 to 0.00	2.92	3.39 to 3.39
	2019	64	43.88 to 43.88	2,799	0.00 to 0.00	2.28	13.38 to 13.38
	2018	74	38.70 to 38.70	2,870	0.00 to 0.00	2.47	-2.18 to -2.18
	2017	84	39.56 to 39.56	3,314	0.00 to 0.00	2.44	7.82 to 7.82
	2016	90	36.69 to 36.69	3,292	0.00 to 0.00	2.24	4.58 to 4.58

Managed Volatility Conservative Portfolio Series NAV(*)	2020	1,716	21.28 to 21.28	36,518	0.00 to 0.00	3.15	3.43 to 3.43
	2019	1,744	20.58 to 20.58	35,895	0.00 to 0.00	2.48	13.51 to 13.51
	2018	1,822	18.13 to 18.13	33,036	0.00 to 0.00	2.64	-2.21 to -2.21
	2017	1,904	18.54 to 18.54	35,299	0.00 to 0.00	2.57	7.94 to 2.95
	2016	1,978	17.17 to 17.17	33,973	0.00 to 0.00	2.41	4.53 to 4.53

Managed Volatility Growth Portfolio Series I(*)	2020	1,494	43.31 to 43.31	64,692	0.00 to 0.00	2.18	-1.42 to -1.42
	2019	1,605	43.93 to 43.93	70,513	0.00 to 0.00	1.71	19.56 to 19.56
	2018	1,771	36.75 to 36.75	65,071	0.00 to 0.00	2.11	-6.54 to -6.54
	2017	1,865	39.32 to 39.32	73,320	0.00 to 0.00	1.96	18.58 to 18.58
	2016	2,108	33.16 to 33.16	69,872	0.00 to 0.00	1.82	3.34 to 3.34

Managed Volatility Growth Portfolio Series NAV(*)	2020	27,393	23.28 to 23.28	637,831	0.00 to 0.00	2.23	-1.37 to -1.37
	2019	28,696	23.61 to 23.61	677,425	0.00 to 0.00	1.82	19.68 to 19.68
	2018	29,490	19.72 to 19.72	581,696	0.00 to 0.00	2.19	-6.56 to -6.56
	2017	30,337	21.11 to 21.11	640,384	0.00 to 0.00	2.10	18.71 to 7.84
	2016	30,781	17.78 to 17.78	547,356	0.00 to 0.00	1.95	3.38 to 3.38

Managed Volatility Moderate Portfolio Series I(*)	2020	275	48.52 to 48.52	13,328	0.00 to 0.00	2.71	3.31 to 3.31
	2019	300	46.97 to 46.97	14,073	0.00 to 0.00	2.14	16.72 to 16.72
	2018	314	40.24 to 40.24	12,647	0.00 to 0.00	2.40	-3.98 to -3.98
	2017	342	41.91 to 41.91	14,344	0.00 to 0.00	2.30	11.88 to 11.88
	2016	364	37.46 to 37.46	13,629	0.00 to 0.00	2.13	5.30 to 5.30

Managed Volatility Moderate Portfolio Series NAV(*)	2020	4,546	23.41 to 23.41	106,414	0.00 to 0.00	2.80	3.28 to 3.28
	2019	4,625	22.67 to 22.67	104,848	0.00 to 0.00	2.20	16.85 to 16.85
	2018	4,706	19.40 to 19.40	91,292	0.00 to 0.00	2.39	-3.93 to -3.93
	2017	5,140	20.19 to 20.19	103,792	0.00 to 0.00	2.62	12.02 to 4.82
	2016	4,728	18.03 to 18.03	85,239	0.00 to 0.00	2.23	5.25 to 5.25

Mid Cap Index Trust Series I(*)	2020	381	71.78 to 71.78	27,371	0.00 to 0.00	1.61	13.22 to 13.22
	2019	414	63.41 to 63.41	26,239	0.00 to 0.00	1.12	25.59 to 25.59
	2018	471	50.49 to 50.49	23,800	0.00 to 0.00	1.09	-11.46 to -11.46
	2017	517	57.02 to 57.02	29,470	0.00 to 0.00	0.59	15.81 to 15.81
	2016	322	49.24 to 49.24	15,865	0.00 to 0.00	1.16	20.11 to 20.11

Mid Cap Index Trust Series NAV(*)	2020	1,898	47.21 to 47.21	89,597	0.00 to 0.00	1.67	13.27 to 13.27
	2019	1,869	41.68 to 41.68	77,917	0.00 to 0.00	1.23	25.72 to 25.72
	2018	1,815	33.16 to 33.16	60,187	0.00 to 0.00	1.18	-11.45 to -11.45
	2017	1,805	37.45 to 37.45	67,589	0.00 to 0.00	0.60	15.86 to 8.44
	2016	1,331	32.32 to 32.32	43,027	0.00 to 0.00	1.33	20.17 to 20.17

Mid Cap Stock Trust Series I(*)	2020	349	98.79 to 98.79	34,441	0.00 to 0.00	0.00	65.39 to 65.39
	2019	404	59.73 to 59.73	24,126	0.00 to 0.00	0.00	34.53 to 34.53
	2018	441	44.40 to 44.40	19,577	0.00 to 0.00	0.00	-1.56 to -1.56
	2017	476	45.10 to 45.10	21,464	0.00 to 0.00	0.00	28.54 to 28.54
	2016	522	35.09 to 35.09	18,317	0.00 to 0.00	0.00	0.59 to 0.59

Mid Cap Stock Trust Series NAV(*)	2020	349	215.62 to 215.62	75,352	0.00 to 0.00	0.00	65.47 to 65.47
	2019	377	130.31 to 130.31	49,090	0.00 to 0.00	0.00	34.64 to 34.64
	2018	356	96.79 to 96.79	34,453	0.00 to 0.00	0.00	-1.54 to -1.54
	2017	314	98.30 to 98.30	30,903	0.00 to 0.00	0.00	28.66 to 8.17
	2016	321	76.41 to 76.41	24,502	0.00 to 0.00	0.00	0.58 to 0.58

Mid Value Trust Series I(*)	2020	291	40.50 to 40.50	11,787	0.00 to 0.00	1.69	9.60 to 9.60
	2019	323	36.95 to 36.95	11,927	0.00 to 0.00	1.11	19.54 to 19.54
	2018	353	30.91 to 30.91	10,921	0.00 to 0.00	0.77	-10.84 to -10.84
	2017	389	34.67 to 34.67	13,495	0.00 to 0.00	0.97	11.43 to 11.43
	2016	453	31.12 to 31.12	14,082	0.00 to 0.00	1.14	24.02 to 24.02

64 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Value Trust Series NAV(*)	2020	560	$ 62.43 to $ 62.43	$ 34,982	0.00 % to 0.00%	1.76%	9.72 % to 9.72%
	2019	579	56.90 to 56.90	32,936	0.00 to 0.00	1.20	19.49 to 19.49
	2018	566	47.62 to 47.62	26,967	0.00 to 0.00	0.85	-10.68 to -10.68
	2017	542	53.32 to 53.32	28,889	0.00 to 0.00	1.06	11.46 to 8.00
	2016	560	47.84 to 47.84	26,795	0.00 to 0.00	1.29	24.09 to 24.09

Money Market Trust Series I(*)	2020	1,104	25.78 to 25.78	28,435	0.00 to 0.00	0.28	0.30 to 0.30
	2019	1,034	25.70 to 25.70	26,542	0.00 to 0.00	1.92	1.94 to 1.94
	2018	1,184	25.21 to 25.21	29,833	0.00 to 0.00	1.54	1.54 to 1.54
	2017	1,046	24.83 to 24.83	25,942	0.00 to 0.00	0.58	0.59 to 0.59
	2016	1,421	24.69 to 24.69	35,040	0.00 to 0.00	0.07	0.08 to 0.08

Money -Market Trust Series NAV(*)	2020	13,093	10.46 to 10.46	137,081	0.00 to 0.00	0.29	0.33 to 0.33
	2019	9,668	10.43 to 10.43	100,918	0.00 to 0.00	1.97	1.97 to 1.97
	2018	10,003	10.23 to 10.23	102,375	0.00 to 0.00	1.59	1.60 to 1.60
	2017	9,104	10.07 to 10.07	91,727	0.00 to 0.00	0.63	0.61 to 0.42
	2016	11,007	10.00 to 10.00	110,182	0.00 to 0.00	0.16	0.05 to 0.05

Opportunistic Fixed Income Trust Series I(*)	2020	122	39.43 to 39.43	4,829	0.00 to 0.00	3.89	13.79 to 13.79
	2019	134	34.65 to 34.65	4,632	0.00 to 0.00	6.37	6.38 to 6.38
	2018	142	32.57 to 32.57	4,624	0.00 to 0.00	2.67	-1.90 to -1.90
	2017	148	33.20 to 33.20	4,904	0.00 to 0.00	2.21	8.75 to 8.75
	2016	169	30.53 to 30.53	5,168	0.00 to 0.00	0.00	3.05 to 3.05

Opportunistic Fixed Income Trust Series NAV(*)	2020	877	39.68 to 39.68	34,819	0.00 to 0.00	3.85	13.90 to 13.90
	2019	1,029	34.84 to 34.84	35,845	0.00 to 0.00	6.51	6.37 to 6.37
	2018	1,106	32.75 to 32.75	36,212	0.00 to 0.00	2.82	-1.74 to -1.74
	2017	864	33.33 to 33.33	28,800	0.00 to 0.00	2.38	8.71 to 3.58
	2016	874	30.66 to 30.66	26,791	0.00 to 0.00	0.00	3.15 to 3.15

PIMCO All Asset	2020	1,539	29.30 to 20.76	32,487	0.00 to 0.00	4.66	7.74 to 7.74
	2019	1,748	27.19 to 19.26	34,209	0.00 to 0.00	2.60	11.44 to 11.44
	2018	1,851	24.40 to 17.29	32,594	0.00 to 0.00	2.93	-5.59 to -5.59
	2017	1,614	25.85 to 18.31	30,167	0.00 to 0.00	4.49	13.19 to 6.12
	2016	1,370	22.84 to 16.18	22,914	0.00 to 0.00	2.31	12.59 to 12.59

Real Estate Securities Trust Series I(*)	2020	95	228.33 to 228.33	21,742	0.00 to 0.00	2.00	-5.64 to -5.64
	2019	104	241.98 to 241.98	25,156	0.00 to 0.00	2.07	29.40 to 29.40
	2018	119	187.00 to 187.00	22,169	0.00 to 0.00	1.65	-3.46 to -3.46
	2017	138	193.71 to 193.71	26,664	0.00 to 0.00	0.52	6.24 to 6.24
	2016	152	182.34 to 182.34	27,761	0.00 to 0.00	3.34	6.92 to 6.92

Real Estate Securities Trust Series NAV(*)	2020	302	191.60 to 191.60	57,956	0.00 to 0.00	2.16	-5.58 to -5.58
	2019	293	202.92 to 202.92	59,531	0.00 to 0.00	2.17	29.47 to 29.47
	2018	282	156.74 to 156.74	44,153	0.00 to 0.00	1.64	-3.43 to -3.43
	2017	327	162.30 to 162.30	53,030	0.00 to 0.00	0.57	6.26 to 1.60
	2016	347	152.74 to 152.74	53,069	0.00 to 0.00	3.56	6.96 to 6.96

Science & Technology Trust Series I(*)	2020	325	119.52 to 119.52	38,807	0.00 to 0.00	0.00	57.46 to 57.46
	2019	362	75.91 to 75.91	27,445	0.00 to 0.00	0.12	38.06 to 38.06
	2018	390	54.98 to 54.98	21,429	0.00 to 0.00	0.00	-0.61 to -0.61
	2017	469	55.32 to 55.32	25,957	0.00 to 0.00	0.05	41.13 to 41.13
	2016	431	39.20 to 39.20	16,892	0.00 to 0.00	0.00	8.39 to 8.39

Science & Technology Trust Series NAV(*)	2020	775	95.00 to 95.00	73,605	0.00 to 0.00	0.00	57.58 to 57.58
	2019	752	60.29 to 60.29	45,338	0.00 to 0.00	0.17	38.09 to 38.09
	2018	728	43.66 to 43.66	31,798	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	646	43.91 to 43.91	28,380	0.00 to 0.00	0.09	41.21 to 14.63
	2016	631	31.10 to 31.10	19,631	0.00 to 0.00	0.00	8.41 to 8.41

Select Bond Trust Series I(*)	2020	235	14.14 to 14.14	3,322	0.00 to 0.00	3.01	9.08 to 9.08
	2019	222	12.96 to 12.96	2,872	0.00 to 0.00	2.60	8.94 to 8.94
	2018	258	11.90 to 11.90	3,069	0.00 to 0.00	2.64	-0.43 to -0.43
	2017	301	11.95 to 11.95	3,592	0.00 to 0.00	2.82	3.67 to 3.67
	2016	331	11.52 to 11.52	3,815	0.00 to 0.00	3.73	3.06 to 3.06

Select Bond Trust Series NAV(*)	2020	2,039	14.20 to 14.20	28,951	0.00 to 0.00	3.13	9.13 to 9.13
	2019	1,998	13.01 to 13.01	25,990	0.00 to 0.00	2.70	9.01 to 9.01
	2018	2,018	11.94 to 11.94	24,089	0.00 to 0.00	2.92	-0.38 to -0.38
	2017	1,946	11.98 to 11.98	23,319	0.00 to 0.00	2.87	3.65 to 0.85
	2016	1,730	11.56 to 11.56	19,996	0.00 to 0.00	3.66	3.19 to 3.19

Short Term Government Income Trust Series I(*)	2020	510	11.68 to 11.68	5,960	0.00 to 0.00	1.71	3.60 to 3.60
	2019	468	11.27 to 11.27	5,271	0.00 to 0.00	1.70	3.39 to 3.39
	2018	487	10.90 to 10.90	5,315	0.00 to 0.00	1.98	0.84 to 0.84
	2017	577	10.81 to 10.81	6,242	0.00 to 0.00	1.41	0.57 to 0.57
	2016	541	10.75 to 10.75	5,814	0.00 to 0.00	1.69	0.57 to 0.57

65 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Short Term Government Income Trust Series NAV(*)	2020	2,560	$ 11.74 to $ 11.74	$ 30,067	0.00 % to 0.00%	1.83%	3.65 % to 3.65%
	2019	2,553	11.33 to 11.33	28,925	0.00 to 0.00	1.92	3.44 to 3.44
	2018	1,986	10.95 to 10.95	21,751	0.00 to 0.00	2.19	0.89 to 0.89
	2017	1,796	10.86 to 10.86	19,499	0.00 to 0.00	1.48	0.62 to -0.20
	2016	1,541	10.79 to 10.79	16,626	0.00 to 0.00	1.83	0.63 to 0.63

Small Cap Index Trust Series I(*)	2020	185	56.74 to 56.74	10,517	0.00 to 0.00	1.37	19.29 to 19.29
	2019	218	47.57 to 47.57	10,376	0.00 to 0.00	0.97	25.05 to 25.05
	2018	240	38.04 to 38.04	9,148	0.00 to 0.00	0.96	-11.42 to -11.42
	2017	257	42.95 to 42.95	11,035	0.00 to 0.00	0.45	14.39 to 14.39
	2016	256	37.55 to 37.55	9,614	0.00 to 0.00	1.15	20.98 to 20.98

Small Cap Index Trust Series NAV(*)	2020	1,248	45.40 to 45.40	56,674	0.00 to 0.00	1.50	19.32 to 19.32
	2019	1,170	38.05 to 38.05	44,522	0.00 to 0.00	1.05	25.07 to 25.07
	2018	1,093	30.42 to 30.42	33,259	0.00 to 0.00	1.01	-11.31 to -11.31
	2017	1,034	34.30 to 34.30	35,452	0.00 to 0.00	0.51	14.43 to 8.89
	2016	956	29.98 to 29.98	28,653	0.00 to 0.00	1.27	21.02 to 21.02

Small Cap Opportunities Trust Series I(*)	2020	495	59.02 to 59.02	29,188	0.00 to 0.00	0.71	9.88 to 9.88
	2019	544	53.71 to 53.71	29,196	0.00 to 0.00	0.39	25.54 to 25.54
	2018	600	42.79 to 42.79	25,669	0.00 to 0.00	0.42	-13.84 to -13.84
	2017	677	49.66 to 49.66	33,643	0.00 to 0.00	0.41	11.07 to 11.07
	2016	762	44.71 to 44.71	34,074	0.00 to 0.00	0.46	19.47 to 19.47

Small Cap Opportunities Trust Series NAV(*)	2020	780	29.15 to 29.15	22,742	0.00 to 0.00	0.79	9.93 to 9.93
	2019	754	26.52 to 26.52	19,987	0.00 to 0.00	0.46	25.60 to 25.60
	2018	747	21.11 to 21.11	15,784	0.00 to 0.00	0.45	-13.81 to -13.81
	2017	806	24.50 to 24.50	19,736	0.00 to 0.00	0.46	11.18 to 8.65
	2016	797	22.03 to 22.03	17,570	0.00 to 0.00	0.53	19.51 to 19.51

Small Cap Stock Trust Series I(*)	2020	100	64.63 to 64.63	6,441	0.00 to 0.00	0.00	51.55 to 51.55
	2019	55	42.64 to 42.64	2,345	0.00 to 0.00	0.00	38.02 to 38.02
	2018	64	30.90 to 30.90	1,990	0.00 to 0.00	0.00	-5.19 to -5.19
	2017	74	32.59 to 32.59	2,426	0.00 to 0.00	0.00	26.46 to 26.46
	2016	85	25.77 to 25.77	2,196	0.00 to 0.00	0.00	2.29 to 2.29

Small Cap Stock Trust Series NAV(*)	2020	580	76.89 to 76.89	44,619	0.00 to 0.00	0.00	51.62 to 51.62
	2019	585	50.71 to 50.71	29,683	0.00 to 0.00	0.00	38.10 to 38.10
	2018	565	36.72 to 36.72	20,749	0.00 to 0.00	0.00	-5.22 to -5.22
	2017	600	38.74 to 38.74	23,254	0.00 to 0.00	0.00	26.70 to 10.81
	2016	565	30.58 to 30.58	17,276	0.00 to 0.00	0.00	2.27 to 2.27

Small Cap Value Trust Series I(*)	2020	72	31.89 to 31.89	2,302	0.00 to 0.00	0.98	-6.70 to -6.70
	2019	88	34.18 to 34.18	3,003	0.00 to 0.00	0.58	26.52 to 26.52
	2018	104	27.01 to 27.01	2,814	0.00 to 0.00	0.67	-12.50 to -12.50
	2017	123	30.87 to 30.87	3,783	0.00 to 0.00	0.84	3.73 to 3.73
	2016	177	29.76 to 29.76	5,266	0.00 to 0.00	0.68	22.67 to 22.67

Small Cap Value Trust Series NAV(*)	2020	470	89.94 to 89.94	42,278	0.00 to 0.00	1.23	-6.68 to -6.68
	2019	401	96.38 to 96.38	38,641	0.00 to 0.00	0.65	26.62 to 26.62
	2018	402	76.12 to 76.12	30,610	0.00 to 0.00	0.74	-12.45 to -12.45
	2017	414	86.94 to 86.94	36,029	0.00 to 0.00	1.03	6.06 to 3.79
	2016	406	83.77 to 83.77	34,010	0.00 to 0.00	0.79	22.68 to 22.68

Small Company Value Trust Series I(*)	2020	227	56.99 to 56.99	12,910	0.00 to 0.00	0.30	9.25 to 9.25
	2019	250	52.17 to 52.17	13,032	0.00 to 0.00	0.86	25.53 to 25.53
	2018	277	41.56 to 41.56	11,494	0.00 to 0.00	0.37	-12.94 to -12.94
	2017	302	47.74 to 47.74	14,425	0.00 to 0.00	0.22	11.49 to 11.49
	2016	381	42.82 to 42.82	16,325	0.00 to 0.00	0.82	32.31 to 32.31

Small Company Value Trust Series NAV(*)	2020	1,049	38.04 to 38.04	39,910	0.00 to 0.00	0.36	9.25 to 9.25
	2019	909	34.82 to 34.82	31,655	0.00 to 0.00	0.92	25.65 to 25.65
	2018	915	27.71 to 27.71	25,361	0.00 to 0.00	0.41	-12.93 to -12.93
	2017	858	31.83 to 31.83	27,311	0.00 to 0.00	0.25	11.58 to 9.05
	2016	844	28.53 to 28.53	24,090	0.00 to 0.00	0.87	32.33 to 32.33

Strategic Income Opportunities Trust Series I(*)	2020	214	33.19 to 33.19	7,113	0.00 to 0.00	1.66	8.59 to 8.59
	2019	227	30.56 to 30.56	6,951	0.00 to 0.00	2.71	10.91 to 10.91
	2018	278	27.56 to 27.56	7,670	0.00 to 0.00	3.70	-5.03 to -5.03
	2017	316	29.02 to 29.02	9,154	0.00 to 0.00	3.20	5.59 to 5.59
	2016	307	27.48 to 27.48	8,445	0.00 to 0.00	2.36	5.12 to 5.12

Strategic Income Opportunities Trust Series NAV(*)	2020	1,602	24.69 to 24.69	39,533	0.00 to 0.00	1.76	8.61 to 8.61
	2019	1,557	22.73 to 22.73	35,396	0.00 to 0.00	2.82	11.00 to 11.00
	2018	1,610	20.48 to 20.48	32,957	0.00 to 0.00	4.07	-5.00 to -5.00
	2017	1,486	21.56 to 21.56	32,035	0.00 to 0.00	3.34	5.66 to 2.07
	2016	1,317	20.40 to 20.40	26,859	0.00 to 0.00	2.48	5.19 to 5.19

66 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Bond Market Series Trust NAV(*)	2020	1,458	$ 29.10 to $ 29.10	$ 42,435	0.00 % to 0.00%	2.45%	7.38 % to 7.38%
	2019	1,179	27.10 to 27.10	31,950	0.00 to 0.00	2.43	8.30 to 8.30
	2018	1,072	25.02 to 25.02	26,819	0.00 to 0.00	2.82	-0.24 to -0.24
	2017	972	25.08 to 25.08	24,385	0.00 to 0.00	3.06	3.34 to 0.84
	2016	804	24.27 to 24.27	19,505	0.00 to 0.00	2.76	2.45 to 2.45

Total Stock Market Index Trust Series I(*)	2020	381	47.86 to 47.86	18,223	0.00 to 0.00	1.77	21.44 to 21.44
	2019	417	39.41 to 39.41	16,448	0.00 to 0.00	1.57	29.63 to 29.63
	2018	461	30.40 to 30.40	14,004	0.00 to 0.00	1.15	-5.70 to -5.70
	2017	503	32.24 to 32.24	16,221	0.00 to 0.00	1.59	20.59 to 20.59
	2016	250	26.73 to 26.73	6,683	0.00 to 0.00	1.49	12.38 to 12.38

Total Stock Market Index Trust Series NAV(*)	2020	606	159.85 to 159.85	96,927	0.00 to 0.00	1.84	21.50 to 21.50
	2019	582	131.56 to 131.56	76,514	0.00 to 0.00	1.66	29.70 to 29.70
	2018	570	101.44 to 101.44	57,849	0.00 to 0.00	1.25	-5.66 to -5.66
	2017	570	107.52 to 107.52	61,254	0.00 to 0.00	1.49	20.65 to 9.95
	2016	436	89.11 to 89.11	38,852	0.00 to 0.00	1.55	12.38 to 12.38

Ultra Short Term Bond Trust Series I(*)	2020	150	10.78 to 10.78	1,619	0.00 to 0.00	1.95	1.46 to 1.46
	2019	143	10.63 to 10.63	1,515	0.00 to 0.00	1.97	3.12 to 3.12
	2018	127	10.31 to 10.31	1,312	0.00 to 0.00	1.49	1.40 to 1.40
	2017	177	10.17 to 10.17	1,798	0.00 to 0.00	1.60	0.66 to 0.66
	2016	121	10.10 to 10.10	1,217	0.00 to 0.00	1.83	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV(*)	2020	878	10.85 to 10.85	9,525	0.00 to 0.00	2.05	1.62 to 1.62
	2019	831	10.68 to 10.68	8,873	0.00 to 0.00	2.06	3.08 to 3.08
	2018	649	10.36 to 10.36	6,727	0.00 to 0.00	1.94	1.53 to 1.53
	2017	510	10.20 to 10.20	5,199	0.00 to 0.00	1.72	0.62 to 0.27
	2016	386	10.14 to 10.14	3,917	0.00 to 0.00	1.57	0.67 to 0.67

67 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

68 of 69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

69 of 69

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-88748, filed with the Commission on August 20, 2002.
Form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.
(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-88748, filed with the Commission on August 20, 2002. (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on December 23, 1996.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission on April 30, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to pre-effective amendment no. 1, file number 333-88748, filed August 20, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission on April 27, 2017.
Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment number 1, file number 333-221236, filed with the Commission on December 14, 2017.
Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018.
Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.
Powers of Attorney for Shamus Weiland, filed herewith.

Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.):
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director, Executive Vice President, Chief Information Officer
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
Donna Lowe Carbell*****
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad***	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
Emanuel Alves**	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*

Name and Principal Business Address	Position with Depositor
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Robert Donahue*
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Feild*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*
Erik Gustafson**
Jeffrey Hammer***
Richard Harris***	Appointed Actuary
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***	Treasury
Audrea Laffely*

Name and Principal Business Address	Position with Depositor
Diane R. Landers**
Michael Landolfi**
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**

Name and Principal Business Address	Position with Depositor
Tony Todisco*
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Peter de Vries*
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 500 King Street, North Waterloo, Ontario, Canada N2J4C6
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANUFLIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2020

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC [2] (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario) [4]
Manulife Property Limited Partnership II (Ontario) [4]
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership [5] (Alberta)
PT Asuransi Jiwa Manulife Indonesia [1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited [6] (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
95%
97%
51%
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Insurance (Thailand) Public Company Limited is 97% held directly and indirectly by Manulife Financial Asia Limited
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Rick Carlson**	Director, Vice President, US Taxation
James C. Hoodlet*	Director
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
Martin Sheerin*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2021.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2021.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Linda A. Davis Watters	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, SPVL, and Protection VUL (“policies”).
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global Equity
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
TOPS® Aggressive Growth ETF
TOPS® Balanced ETF
TOPS® Conservative ETF
TOPS® Growth ETF
TOPS® Moderate Growth ETF
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
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Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Valuation
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day.
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If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment account offered through the Accumulation VUL, Simplified Life, Survivorship VUL, Majestic Performance VUL, Majestic Survivorship VUL, Majestic VULX, Majestic VCOLIX, and Protection VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.39%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.58%, respectively.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2020, charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, EPVUL, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.44%	1.68%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.58%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the Northern Lights Variable Trust (the “NLVT”), the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or the M Fund, Inc. (the “M Fund”). All of these portfolios are part of the JHVIT, except that (a) the TOPS® Aggressive Growth ETF portfolio, the TOPS® Balanced ETF portfolio, the TOPS® Conservative ETF portfolio, the TOPS® Growth ETF portfolio, and the TOPS® Moderate Growth ETF portfolio (the “TOPS® ETF” portfolios) are part of the NLVT, (b) the M Capital Appreciation, M International Equity, M Large Cap Growth, and M Large Cap Value (the “M” portfolios) are part of the M Fund, and (c) the PIMCO VIT All Asset portfolio is part of the PIMCO Trust. We hold the shares of one of those portfolios in each subaccount of the Separate Account.
Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment accounts you select. For more information, please refer to the prospectus for the portfolio.
The JHVIT, the NLVT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment
3

management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The TOPS® ETF portfolios of the NLVT receive investment advisory services from ValMark Advisers, Inc. (“ValMark”) and pay investment management fees to ValMark, who pays part of those fees to those portfolios’ subadviser. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO. The M portfolios of the M Fund receive investment advisory services from M Financial Investment Advisers, Inc. (“M Financial”) and pay management fees to M Financial. M Financial pays part of those fees to sub-investment advisers who are selected by M Financial and manage the M portfolios’ assets.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, ValMark, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
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Portfolio	Subadviser	Investment Objective
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global Equity	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
5

Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Wellington Management Company LLP	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
TOPS ® Aggressive Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Balanced ETF	Milliman Financial Risk Management LLC	To seek to provide income and capital appreciation.
TOPS ® Conservative ETF	Milliman Financial Risk Management LLC	To seek to preserve capital and provide moderate income and moderate capital appreciation.
TOPS ® Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
TOPS ® Moderate Growth ETF	Milliman Financial Risk Management LLC	To seek to provide capital appreciation.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
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Portfolio	Subadviser	Investment Objective
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide long-term capital appreciation.
M International Equity (a series of M Fund, Inc.)	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	Brandywine Global Investment Management, LLC	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
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Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals, and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
If your policy offers a cash value enhancement rider, and you have elected it, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or
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other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
If your policy offers, and you have elected, the Healthy Engagement Rider or the Policy Split Option Rider, we will treat the monthly charges for the Rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.
The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income, such as gift cards and other cash equivalents. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice. We do not expect that we will be required to report any free or discounted services or products that are available to the insured persons under the Healthy Engagement Rider or the Healthy Engagement Core Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the
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owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a
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reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.